                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,

                                     Seller,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                                 Master Servicer

                                       and

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                     Trustee





                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 2001



                   Structured Asset Mortgage Investments Inc.
           Bear Stearns ARM Trust, Mortgage Pass-Through Certificates

                                  Series 2001-1



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                                TABLE OF CONTENTS



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ARTICLE I DEFINITIONS.............................................................................................2

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES......................................28
Section 2.01.  Conveyance of Mortgage Loans to Trustee...........................................................28
Section 2.02.  Acceptance of Mortgage Loans by Trustee...........................................................30
Section 2.03.  Assignment of Interest in the Mortgage Loan Purchase Agreement and other Agreements...............32
Section 2.04.  Substitution of Mortgage Loans....................................................................34
Section 2.05.  Repurchase Of Foreclosure Restricted Loans........................................................35
Section 2.06.  Issuance of Certificates..........................................................................36
Section 2.07.  Representations and Warranties of the Trustee.....................................................36
Section 2.08.  Representations and Warranties Concerning the Seller..............................................37
Section 2.09.  Representations and Warranties of the Master Servicer.............................................38

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.......................................................41
Section 3.01.  Duties of the Master Servicer.....................................................................41
Section 3.02.  Monitoring of Servicers' Performance..............................................................41
Section 3.03.  Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy...........42
Section 3.04.  Master Servicer's Financial Statements and Related Information....................................43
Section 3.05.  Power to Act; Procedures..........................................................................43
Section 3.06.  Reserved..........................................................................................43
Section 3.07.  "Due on Sale" Clauses; Assumption Agreements......................................................43
Section 3.08.  Release of Mortgage Files.........................................................................44
Section 3.09.  Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee..............45
Section 3.10.  Reserved..........................................................................................45
Section 3.11.  Standard Hazard and Flood Insurance Policies......................................................45
Section 3.12.  Presentment of Claims and Collection of Proceeds..................................................46
Section 3.13.  Maintenance of the Primary Mortgage Insurance Policies............................................46
Section 3.14.  Trustee To Retain Possession of Certain Insurance Policies and Documents..........................47
Section 3.15.  Realization Upon Defaulted Mortgage Loans.........................................................47
Section 3.16.  Compensation to the Master Servicer...............................................................47
Section 3.17.  REO Property......................................................................................48
Section 3.18.  Annual Officer's Certificate as to Compliance.....................................................48
Section 3.19.  Annual Independent Accountants' Servicing Report..................................................49

ARTICLE IV ACCOUNTS..............................................................................................50
Section 4.01.  Protected Accounts................................................................................50
Section 4.02.  Certificate Account...............................................................................51
Section 4.03.  Permitted Withdrawals and Transfers from the Certificate Account..................................53

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ARTICLE V CERTIFICATES...........................................................................................56
Section 5.01.  Certificates......................................................................................56
Section 5.02.  Registration of Transfer and Exchange of Certificates.............................................61
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.................................................65
Section 5.04.  Persons Deemed Owners.............................................................................65
Section 5.05.  Transfer Restrictions on Residual Certificates....................................................66
Section 5.06.  Restrictions on Transferability of Certificates...................................................67
Section 5.07.  ERISA Restrictions................................................................................67
Section 5.08.  Rule 144A Information.............................................................................68

ARTICLE VI PAYMENTS TO CERTIFICATEHOLDERS........................................................................69
Section 6.01.  Distributions on the Certificates.................................................................69
Section 6.02.  Allocation of Losses..............................................................................72
Section 6.03.  Payments..........................................................................................74
Section 6.04.  Statements to Certificateholders..................................................................74
Section 6.05.  Monthly Advances..................................................................................77
Section 6.06.  Compensating Interest Payments....................................................................77
Section 6.07.  Reports of Foreclosures and Abandonment of Mortgaged Property.....................................78


ARTICLE VII THE MASTER SERVICER..................................................................................79
Section 7.01.  Liabilities of the Master Servicer................................................................79
Section 7.02.  Merger or Consolidation of the Master Servicer....................................................79
Section 7.03.  Indemnification of the Trustee....................................................................79
Section 7.04.  Limitation on Liability of the Master Servicer and Others.........................................80
Section 7.05.  Master Servicer Not to Resign.....................................................................81
Section 7.06.  Successor Master Servicer.........................................................................81
Section 7.07.  Sale and Assignment of Master Servicing...........................................................81

ARTICLE VIII DEFAULT.............................................................................................83
Section 8.01.  Events of Default.................................................................................83
Section 8.02.  Trustee to Act; Appointment of Successor..........................................................84
Section 8.03.  Notification to Certificateholders................................................................85
Section 8.04.  Waiver of Defaults................................................................................85
Section 8.05.  List of Certificateholders........................................................................86

ARTICLE IX CONCERNING THE TRUSTEE................................................................................87
Section 9.01.  Duties of Trustee.................................................................................87
Section 9.02.  Certain Matters Affecting the Trustee.............................................................88
Section 9.03.  Trustee Not Liable for Certificates or Mortgage Loans.............................................90
Section 9.04.  Trustee May Own Certificates......................................................................90
Section 9.05.  Trustee's Fees and Expenses.......................................................................91
Section 9.06.  Eligibility Requirements for Trustee..............................................................91
Section 9.07.  Insurance.........................................................................................92
Section 9.08.  Resignation and Removal of the Trustee............................................................92
Section 9.09.  Successor Trustee.................................................................................92
Section 9.10.  Merger or Consolidation of Trustee................................................................93
Section 9.11.  Appointment of Co-Trustee or Separate Trustee.....................................................93
Section 9.12.  Master Servicer Shall Provide Information as Reasonably Required..................................94
Section 9.13.  Federal Information Returns and Reports to Certificateholders; REMIC Administration...............95
Section 9.14.  Reports Filed with Securities and Exchange Commission.............................................98
Section 9.15.  Appointment of Custodians.........................................................................98
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ARTICLE X TERMINATION............................................................................................99
Section 10.01.  Termination Upon Repurchase by the Seller or its Designee or Liquidation of the Mortgage Loans...99
Section 10.02.  Additional Termination Requirements.............................................................101

ARTICLE XI MISCELLANEOUS PROVISIONS...............................................................................1
Section 11.01.  Intent of Parties.................................................................................1
Section 11.02.  Amendment.........................................................................................1
Section 11.03.  Recordation of Agreement..........................................................................2
Section 11.04.  Limitation on Rights of Certificateholders........................................................2
Section 11.05.  Acts of Certificateholders........................................................................3
Section 11.06.  Governing Law.....................................................................................3
Section 11.07.  Notices...........................................................................................3
Section 11.08.  Severability of Provisions........................................................................4
Section 11.09.  Successors and Assigns............................................................................4
Section 11.10.  Article and Section Headings......................................................................4
Section 11.11.  Counterparts......................................................................................4
Section 11.12.  Notice to Rating Agencies.........................................................................4


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                                    EXHIBITS

Exhibit A-1       -        Form of Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificates
Exhibit A-2       -        Form of Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
Exhibit A-3       -        Form of Class R-I and R-II Certificates
Exhibit B-1       -        Group 1 Mortgage Loan Schedule
Exhibit B-2       -        Group 2 Mortgage Loan Schedule
Exhibit B-3       -        Group 3 Mortgage Loan Schedule
Exhibit B-4       -        Group 4 Mortgage Loan Schedule
Exhibit B-5       -        Group 5 Mortgage Loan Schedule
Exhibit B-6       -        Group 6 Mortgage Loan Schedule
Exhibit C         -        Representations and Warranties Concerning
                           the Mortgage Loans
Exhibit D         -        Request for Release of Documents
Exhibit E         -        Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1       -        Form of Investment Letter
Exhibit F-2       -        Form of Rule 144A and Related Matters Certificate
Exhibit G         -        Form of Custodial Agreement
Exhibit H         -        Reserved
Exhibit I         -        Reserved
Exhibit J         -        Reserved
Exhibit K         -        List of Mortgage Loans for which Mortgage Notes are Lost
Exhibit L         -        Reserved
Exhibit M         -        Reserved
Exhibit N         -        Servicing Agreements
        N-1       -        Alliance Servicing Agreement
        N-2       -        Atlantic Mortgage Servicing Agreement
        N-3       -        Cendant Servicing Agreement
        N-4       -        Charter Southwest Servicing Agreement
        N-5       -        Countrywide Servicing Agreement
        N-6       -        First Indiana Servicing Agreement
        N-7       -        First Union Servicing Agreement
        N-8       -        GMAC Mortgage Servicing Agreement
        N-9       -        HomeSide Servicing Agreement
        N-10      -        National City Servicing Agreement
        N-11      -        PNC Servicing Agreement
        N-12      -        RFC Servicing Agreement
        N-13      -        Wells Fargo Mortgage Servicing Agreement
        N-14      -        Wilmington Servicing Agreement
Exhibit O         -        Assignment, Assumption and Recognition Agreements
Exhibit P         -        PMI Policy from PMI Insurer

Schedule A .      -        First Horizon Mortgage Loans
Schedule B..      -        Foreclosure Restricted Loans
Schedule C..      -        Roslyn Mortgage Loans

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


                         POOLING AND SERVICING AGREEMENT

         Pooling and Servicing Agreement dated as of January 1, 2001, among Structured Asset Mortgage Investments Inc., a Delaware corporation, as the seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, a national banking association, as the master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company of California, N.A., not in its individual capacity but solely as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Seller has acquired the Mortgage Loans from EMC Mortgage Corporation (the "Mortgage Loan Seller" or "EMC"). On the Closing Date, the Seller will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, all of the Classes of REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the "residual interest" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, all of the Classes of REMIC II Regular Certificates will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interest" in such REMIC.

         The Mortgage Loans will have an aggregate Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $366,177,674.00. The initial principal amount of the Certificates will not exceed the Outstanding Principal Balance of the Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or
(y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

         Account: The Certificate Account and the Protected Accounts as the context may require.

         Accrued Certificate Interest: The "Accrued Certificate Interest" for any Certificate for any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount of such Certificate immediately prior to such Distribution Date less (i) in the case of a Senior Certificate, such Certificate's share of any Net Interest Shortfall from the related Mortgage Loans and, after the Cross-Over Date, the interest portion of any Realized Losses and (ii) in the case of a Subordinate Certificate, such Certificate's share of any Net Interest Shortfall and the interest portion of any Realized Losses.

         Advancing Date: The Business Day preceding the related Distribution
Date.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Allocable Share: With respect to each Class of Subordinate
Certificates:

(a) as to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the Subordinate Optimal Principal Amount, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all Classes of the Subordinate Certificates; and

(b) as to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the Subordinate Optimal Principal Amount, and as to each Class of Subordinate Certificates (other than the Class of Subordinate Certificates having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Current Principal Amount of such Class and the denominator of which is the aggregate Current Principal Amount of all such Classes of Subordinate Certificates and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%; provided that if on a Distribution Date, the Current Principal Amount of any Class of Subordinate Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributed pursuant to this clause (b), to the extent of such Class' remaining Allocable Share, shall be distributed to the remaining Classes of Subordinate Certificates which satisfy the related Class Prepayment Distribution Trigger and to the Class of Subordinate Certificates having the lowest numerical designation in reduction of their respective Current Principal Amounts in the order of their numerical Class designations.

         Applicable Credit Rating: A credit rating of AAA, in the case of S&P or Fitch, for any long-term deposit or security, or a rating of A-1 in the case of S&P, or F-1 in the case of Fitch, for any short-term deposit or security.

         Applicable State Law: For purposes of 9.13(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Trustee by either
(i) an Opinion of Counsel delivered to it or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assignment, Assumption and Recognition Agreements: The assignment, assumption and recognition agreements, dated January 31, 2001, between EMC and GMAC Mortgage, or among EMC, GMAC Mortgage, the Seller and/or Roslyn, copies of which are attached hereto as Exhibit O.

         Assumed Final Distribution Date: The Distribution Date in December
2040.

         Average Loss Severity: With respect to any period and each Mortgage Loan Group, the fraction obtained by dividing (x) the aggregate amount of Realized Losses for the related Mortgage Loans for such period by (y) the number of related Mortgage Loans which had Realized Losses for such period.

         Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C.ss.ss. 101-1330.

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction, as reported by the applicable Servicer.

         Book-Entry Certificates: All Classes of Certificates other than the Private Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange is closed or on which banking institutions in New York City, or any jurisdiction in which the Master Servicer, Trustee or any Servicer is located, are authorized or obligated by law or executive order to be closed.

         Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed and countersigned by the Trustee in substantially the forms annexed hereto as Exhibits A-1, A-2 and A-3, with the blanks therein appropriately completed.

         Certificate Account: A Rating Agency Eligible Account created and maintained pursuant to Section 4.02, which shall be denominated "Bankers Trust Company of California, N.A., as Trustee f/b/o holders of Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001-1- Certificate Account."

         Certificate Account Advance: As of any Determination Date, the amount on deposit in a Protected Account which is not required to be transferred to the Certificate Account for distribution during the calendar month in which such Determination Date occurs but which is deposited in the Certificate Account and used to make a Monthly Advance.

         Certificate Group: The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates or Group 6 Certificates, as applicable.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificateholder:  A Holder of a Certificate.

         Class: With respect to the Certificates, A-1, A-2, A-3, A-4, A-5, A-6, B-1, B-2, B-3, B-4, B-5, B-6, R-I and R-II.

         Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

         Class Prepayment Distribution Trigger: For a class of Subordinate Certificates for any Distribution Date, the Class Prepayment Distribution Trigger is satisfied in the fraction (expressed as a percentage), the numerator of which is the aggregate Current Principal Amount of such Class and each class of Subordinate Certificates subordinated thereto, if any, and the denominator of which is the Scheduled Principal Balances of all of the Mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

         Class R Certificate:  Any of the Class R-I or Class R-II Certificates.

         Closing Date:  January 31, 2001.

         Code:  The Internal Revenue Code of 1986.

         Compensating Interest Payments:  As defined in Section 6.06.

         Corporate Trust Office: The office of the Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Corporate Trust-BART 2001-1.

         Corresponding Classes: The Classes of Certificates corresponding to the REMIC I Regular Interests, as set forth in Section 5.01.

         Cross-Over Date: The first Distribution Date on which the aggregate Current Principal Amount of the Subordinate Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

         Current Principal Amount: With respect to any Certificate as of any Distribution Date the Current Principal Amount will equal such Certificate's initial principal amount on the Closing Date, as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate on account of principal, (ii) the principal portion of all Realized Losses previously allocated to such Certificate (taking account of the Loss Allocation Limitation) and (iii) in the case of a Subordinate Certificate, such Certificate's pro rata share, if any, of the Subordinate Certificate Writedown Amount for previous Distribution Dates. With respect to any Class of Certificates, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R Certificates after the Distribution Date on which they receive the distribution of the last dollar of their original principal amount shall be deemed to have a Current Principal Amount equal to their Current Principal Amount on the day immediately preceding such Distribution Date.

         Custodial Agreement: An agreement, dated as of the Closing Date among the Seller, the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit G hereto.

         Custodian: Wells Fargo Bank Minnesota, National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date:  January 1, 2001.

         Debtor Relief Laws: Any applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

         Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Depository: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         Depository Agreement: The meaning specified in Subsection 5.01(a) hereof.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee and the Master Servicer), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination Date: With respect to each Mortgage Loan, the Determination Date as defined in the related Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC Custodian: Bankers Trust Company of California, N.A., or its successors in interest as custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month, or such other date specified in the related Servicing Agreement.

         Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

         EMC:  EMC Mortgage Corporation and its successors and assigns.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  An event described in Section 8.01.

         Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

         Fannie Mae: Fannie Mae (formerly known as the Federal National Mortgage Association) or any successor thereto.

         FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: The Federal Housing Authority, or any successor thereto.

         First Horizon: First Horizon Home Loan Corporation, and its successors and assigns.

         First Horizon Mortgage Loans: The Mortgage Loans described on Schedule A attached hereto, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement and the First Horizon Purchase Agreement.

         First Horizon Purchase Agreement: The Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2000, between EMC and First Horizon, as assigned by EMC to GMAC Mortgage and by GMAC Mortgage to the Seller, pursuant to the Assignment, Assumption and Recognition Agreements, and by the Seller to the Trust pursuant to this Agreement.

         Fitch:  Fitch, Inc. and its successors in interest.

         Foreclosure Restricted Loan: Each Mortgage Loan which was between 60 and 89 days delinquent as of the Cut-off Date, as indicated on Schedule B attached hereto; provided, that if any such Mortgage Loan becomes current for three consecutive Scheduled Payments, such Mortgage Loan shall no longer be a Foreclosure Restricted Loan.

         Fractional Undivided Interest: With respect to any Class of Certificates, the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the Current Principal Amount of such Class. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) a Class R-I or Class R-II Certificate will each be deemed to equal 0.50% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of such respective Class and (ii) a Certificate of any other Class will be deemed to equal 99.0% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the Current Principal Amount of all the Certificates (other than the Class R Certificates).

         Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Funds Transfer Date: As to any Distribution Date, the immediately preceding Business Day.

         Global Certificate: Any Class B-4, Class B-5 or Class B-6 Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         GMAC Mortgage: GMAC Mortgage Corporation, and its successors and assigns.

         GMAC Servicing Agreement: The Servicing Agreement between the Seller and GMAC Mortgage.

         Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Rate Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Rate Adjustment Date.

         Group Available Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 or Loan Group 6, respectively: (a) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Payments and the principal amount of Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances and Compensating Interest Payments by the Master Servicer and the Servicers and (c) any amount reimbursed by the Master Servicer in connection with losses on Permitted Investments with respect to the Certificate Account and Protected Accounts, except:

(i)      all payments that were due on or before the Cut-off Date;

(ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period (other than such Principal Prepayments and Liquidation Proceeds with respect to the Mortgage Loans serviced by National City Mortgage that the Master Servicer has received after the end of such Prepayment Period, but has elected to deem received in such Prepayment Period);

(iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

(iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances or Certificate Account Advances;

(v) amounts representing Monthly Advances or Certificate Account Advances determined to be Nonrecoverable Advances;

(vi) the PMI Insurance Premium payable to the PMI Insurer under the PMI Policy for such Distribution Date;

(vii) amounts permitted to be withdrawn from the Certificate Account pursuant to Section 4.03(a); and

(viii) amounts permitted to be retained by the Master Servicer, the Servicers and the Trustee pursuant to Section 4.01(a).

         Group 1 Certificates: The Group 1 Senior Certificates and the Subordinate Certificates.

         Group 2 Certificates: The Class A-2 Certificates and the Subordinate Certificates.

         Group 3 Certificates: The Class A-3 Certificates and the Subordinate Certificates.

         Group 4 Certificates: The Class A-4 Certificates and the Subordinate Certificates.

         Group 5 Certificates: The Class A-5 Certificates and the Subordinate Certificates.

         Group 6 Certificates: The Class A-6 Certificates and the Subordinate Certificates.

         Group 1 Cut-off Date Balance: $46,035,698.00.

         Group 2 Cut-off Date Balance: $52,308,017.00.

         Group 3 Cut-off Date Balance: $73,614,337.00.

         Group 4 Cut-off Date Balance: $76,578,677.00.

         Group 5 Cut-off Date Balance: $57,648,285.00.

         Group 6 Cut-off Date Balance: $59,992,661.00.

         Group 1 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 1.

         Group 2 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 2.

         Group 3 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 3.

         Group 4 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 4.

         Group 5 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 5.

         Group 6 Mortgage Loan: Any Mortgage Loan identified on the Mortgage Loan Schedule as belonging to Loan Group 6.

         Group 1 Senior Certificates:  The Class A-1, R-I and R-II Certificates.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller, the Master Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Trustee, the Custodian and the DTC Custodian, and their respective officers, directors, agents and employees, and any separate co-trustee and its officers, directors, agents and employees.

         Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Seller or the Master Servicer and of any Affiliate of the Seller or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer and (c) is not connected with the Seller or the Master Servicer or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Individual Certificate: Any Certificate registered in the name of the Holder other than the Depository or its nominee.

         Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy, Primary Mortgage Insurance Policy or title insurance policy.

         Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse Insured Expenses.

         Insured Expenses: Expenses covered by any Insurance Policy.

         Insurer: Any issuer of an Insurance Policy.

         Interest Accrual Period: With respect to each Distribution Date, for each Class of Certificates, the calendar month preceding the month in which such Distribution Date occurs.

         Interest Rate Adjustment Date: With respect to each Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted.

         Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment, or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

(a) partial principal prepayments: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

(b) principal prepayments in full received during the relevant Prepayment Period (other than principal prepayments in full with respect to Mortgage Loans serviced by National City Mortgage that the Master Servicer has received after the end of such Prepayment Period but elects to deem received in such Prepayment Period): The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

(c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

         Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any Class of Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         Liquidated Mortgage Loan: Any Mortgage Loan as to which the Master Servicer or applicable Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the Master Servicer or related Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the related Servicer and not recovered by the Master Servicer or the related Servicer under any FHA insurance, VA guarantee or Primary Mortgage Insurance Policy for reasons other than the Master Servicer's or the related Servicer's failure to ensure the maintenance of or compliance with any related FHA insurance, VA guarantee or Primary Mortgage Insurance Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         Liquidation Proceeds: Cash received in connection with the liquidation of a Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise, including any FHA insurance or VA guarantee.

         Loan Group: Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 or Loan Group 6.

         Loan Group 1: The group of Mortgage Loans designated as belonging to Loan Group 1 on the Mortgage Loan Schedule.

         Loan Group 2: The group of Mortgage Loans designated as belonging to Loan Group 2 on the Mortgage Loan Schedule.

         Loan Group 3: The group of Mortgage Loans designated as belonging to Loan Group 3 on the Mortgage Loan Schedule.

         Loan Group 4: The group of Mortgage Loans designated as belonging to Loan Group 4 on the Mortgage Loan Schedule.

         Loan Group 5: The group of Mortgage Loans designated as belonging to Loan Group 5 on the Mortgage Loan Schedule.

         Loan Group 6: The group of Mortgage Loans designated as belonging to Loan Group 6 on the Mortgage Loan Schedule.

         Loan Summary and Remittance Report: The report to be submitted by the Master Servicer to the Trustee pursuant to Subsection 6.04(a).

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

         Loss Allocation Limitation: The meaning specified in Section 6.02 hereof.

         Lost Notes: The original Mortgage Notes that have been lost, as indicated on Exhibit K hereto.

         Master Servicer: As of the Closing Date, Wells Fargo Bank Minnesota, National Association and, thereafter, its respective successors in interest who meet the qualifications pursuant to this Agreement.

         Master Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Master Servicing Fee Rate.

         Master Servicing Fee Rate: As to any Mortgage Loan, a per annum rate equal to 0.02%.

         Monthly Advance: An advance (including a Certificate Account Advance) of principal or interest required to be made by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 6.05.

         Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A mortgage loan (including Cooperative Loans) transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

         Mortgage Loan Group: Any Loan Group.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of January 31, 2001, between EMC, as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto.

         Mortgage Loan Schedule: With respect to each Loan Group, the schedule, attached hereto as Exhibits B-1, B-2, B-3, B-4, B-5 and B-6, respectively, with respect to the Mortgage Loans in such Loan Group and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city and the state code; (4) a code indicating whether the Mortgaged Property is a single family residence, condominium, shares in a cooperative corporation, or a 2-4 family residence; (5) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (6) the Loan-to-Value Ratio at origination; (7) the Mortgage Interest Rate as of the origination and Cut-off Date; (8) the date on which the Mortgage Loan was originated; (9) the stated maturity date; (10) the amount of the Scheduled Payment; (11) the last payment date on which a payment was actually applied to the Outstanding Principal Balance; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of the payments of principal due on or before the Cut-off Date, whether or not collected; (14) the Index; (15) the next Interest Rate Adjustment Date; (16) the Gross Margin; (17) the minimum and maximum Mortgage Interest Rate under the terms of the Mortgage Note; (18) the date on which the first Scheduled Payment was due; (19) the periodic rate cap; (20) a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investment property; (21) a code indicating the purpose of the loan; (22) the related Servicing Fee Rate; (23) the related Servicer; and (24) whether or not such Mortgage Loan is 60 to 89 days delinquent. With respect to each Loan Group in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate Outstanding Principal Balance of the Mortgage Loans; and (3) the weighted average Mortgage Interest Rate of the Mortgage Loans.

         Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor: The obligor on a Mortgage Note.

         Net Interest Shortfall: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the applicable Servicer in accordance with the related Servicing Agreement and (ii) unreimbursed Monthly Advances.

         Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the sum of (i) the Master Servicing Fee Rate, (ii) the related Servicing Fee Rate and (iii) in the case of a Group 2 Mortgage Loan, the applicable PMI Insurance Premiums.

         Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer or applicable Servicer and (ii) which, in the good faith judgment of the Master Servicer or applicable Servicer, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer or applicable Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for the Master Servicer or the Seller.

         Original Subordinate Principal Balance: The sum of the aggregate Current Principal Amounts of each Class of Subordinate Certificates as of the Closing Date.

         Original Value: The lesser of (i) the Appraised Value or (ii) sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except that in instances where either (i) or (ii) is unavailable, the other may be used to determine Original Value, or if both (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Seller.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund.

         Pass-Through Rate: As to each Class of Certificates, the rate of interest determined as provided with respect thereto in Section 5.01(d). Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

         Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

(i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

(iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (ii)(a) above where the Trustee holds the security therefor;

(iv) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

(vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

(vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

(viii) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Trustee or the Master Servicer or any affiliate of the Trustee or the Master Servicer acts as a manager or an advisor;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

         Permitted Transferee: Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PMI Insurance Premium: With respect to each Distribution Date, the premium for the PMI Policy, equal to one month's interest at the PMI Insurance Premium Rate on the Scheduled Principal Balance (as of the beginning of the related Due Period) of the Mortgage Loans which were covered by the PMI Policy as of the Cut-off Date, together with certain state taxes imposed on such premiums, payable by the Trustee on each Distribution Date from amounts on deposit in the Certificate Account in accordance with Section 4.02(b) of this Agreement.

         PMI Insurance Premium Rate: With respect to any Mortgage Loan covered by the PMI Policy, the rate at which the premium on the PMI Policy accrues, which is 0.50% per annum, together with any applicable state taxes imposed on such premium..

         PMI Insurer:  Radian Guaranty Inc., its successors and assigns.

         PMI Policy: The supplemental primary mortgage insurance policies of the PMI Insurer attached hereto as Exhibit J, or any successor PMI Policy.

         Prepayment Period: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Primary Mortgage Insurance Policy: With respect to any Mortgage Loan, any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, including the PMI Policy, or any replacement policy therefor.

         Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the purchase price in connection with any purchase of a Mortgage Loan, any cash deposit in connection with the substitution of a Mortgage Loan, and the principal portion of Net Liquidation Proceeds.

         Private Certificates:  The Class B-4, B-5 and B-6 Certificates.

         Protected Account: An account established and maintained in the name of the Trustee for the benefit of Certificateholders by the Master Servicer or any Servicer with respect to the Mortgage Loans and with respect to REO Property in a Designated Depository Institution or Rating Agency Eligible Account for receipt of principal and interest and other amounts as described in Section 4.01.

         QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies:  S&P and Fitch.

         Rating Agency Eligible Account: An account, including one maintained with the Trustee or the Master Servicer, which either (i) is a trust account maintained with the corporate trust department of a depository institution or trust company (including, without limitation, the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which is not affiliated with any Servicer, (ii) is maintained with an entity which is an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or higher by S&P and Fitch, or one of the two highest short-term ratings by each Rating Agency, and which is either (a) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association under the federal banking laws, or (d) a principal subsidiary of a bank holding company, or (iii) otherwise meets the requirements of each Rating Agency for the maintenance of the ratings on the Certificates.

         Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act

         REMIC: A real estate mortgage investment conduit, as defined in the Code.

         REMIC I: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Mortgage Loans, (ii) the related Certificate Account, (iii) any REO Property relating to the Mortgage Loans, (iv) the rights with respect to any Servicing Agreement and (v) any proceeds of the foregoing.

         REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

         REMIC I Regular Interests: REMIC I Regular Interests 1A, 1B, 1C, 2A, 2B, 3A, 3B, 4A, 4B, 5A, 5B, 6A and 6B, with such terms as described in Section 5.01(e).

         REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of REMIC I Regular Interests.

         REMIC II Certificates: The REMIC II Regular Certificates and the Class R-II Certificates.

         REMIC II Regular Certificates: As defined in Section 5.01(e).

         REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to either REMIC I or REMIC II or (iii) constitute a taxable contribution to either REMIC I or REMIC II after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating to the REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased pursuant to Article II an amount equal to the sum of (i) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), (ii) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase (or through the date of repurchase, in the case of a Roslyn Mortgage Loan) and reduced by (iii) any portion of the related Master Servicing Fees, Servicing Fees, Monthly Advances and advances payable to the purchaser of the Mortgage Loan.

         Request for Release: A request for release in the form attached hereto as Exhibit D.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

         Residual Certificates:  The Class R-I and R-II Certificates.

         Responsible Officer: Any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement or any other officer of the Trustee to whom matters under this Agreement may be referred.

         Roslyn:  The Roslyn Savings Bank and its successors and assigns.

         Roslyn Mortgage Loans: The Mortgage Loans described on Schedule C attached hereto, as amended from time to time to reflect the purchase or substitution of Mortgage Loans pursuant to this Agreement and the Roslyn Purchase Agreement.

         Roslyn Purchase Agreement. The Purchase, Warranties and Interim Servicing Agreement, dated as of September 1, 2000, between EMC and Roslyn, as assigned by EMC to GMAC Mortgage and by GMAC Mortgage to the Seller, pursuant to the Assignment, Assumption and Recognition Agreements, and by the Seller to the Trust pursuant to this Agreement.

         Rule 144A Certificate: The certificate to be furnished by each purchaser of a Certificate that is no longer a Book-Entry Certificate which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.

         Scheduled Principal Balance: With respect to any Mortgage Loan on any Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (ii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.

         Securities Legend: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE OR, IN THE CASE OF AN INDIVIDUAL CERTIFICATE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION."

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller: Structured Asset Mortgage Investments Inc., a Delaware corporation, or its successors in interest.

         Senior Certificates: The Class A-1, A-2, A-3, A-4, A-5, A-6, R-I and R-II Certificates.

         Senior Optimal Principal Amount: With respect to each Loan Group, an amount equal to the sum, without duplication, of:

                  (i) the applicable Senior Percentage of the principal portion of all Monthly Payments due on the Mortgage Loans in the related Mortgage Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a prepayment in full received by the Master Servicer during the applicable Prepayment Period;

                  (iii) the applicable Senior Prepayment Percentage of all partial prepayments allocated to principal received during the applicable Prepayment Period;

                  (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan in the related Mortgage Loan Group that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the Primary Mortgage Insurance Policy, if any or otherwise; and

                  (v) the applicable Senior Prepayment Percentage of the sum of
                  (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Mortgage Loan Seller in connection with such Distribution Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Mortgage Loan Seller with a Substitute Mortgage Loan in connection with such Distribution Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

         Senior Percentage: With respect to each Group, initially 96%. The applicable Senior Percentage for the Senior Certificates of each Certificate Group on any Distribution Date will equal the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate Current Principal Amount of all the Senior Certificates of such Certificate Group immediately preceding such Distribution Date by the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group as of the beginning of the related Due Period.

         Senior Prepayment Percentage: With respect to each Mortgage Loan Group on any Distribution Date occurring during the periods set forth below will be as follows:

        Period (dates inclusive)                     Senior Prepayment Percentage
        ------------------------                     ----------------------------

        February 25, 2001 - January 25, 2011         100%
        January 25, 2011 - January 25, 2012          the applicable Senior Percentage plus 70% of the
                                                     applicable Subordinate Percentage
        February 25, 2012 - January 25, 2013         the applicable Senior Percentage plus 60% of the
                                                     applicable Subordinate Percentage
        February 25, 2013 - January 25, 2014         the applicable Senior Percentage plus 40% of the
                                                     applicable Subordinate Percentage
        February 25, 2014 - January 25, 2015         the applicable Senior Percentage plus 20% of the
                                                     applicable Subordinate Percentage
        February 25, 2015 and thereafter             the applicable Senior Percentage

         Notwithstanding the foregoing, if on any Distribution Date the weighted average current Senior Percentage (weighted on the basis of the Scheduled Principal Balances of the Mortgage Loans in each Mortgage Loan Group) exceeds the weighted average Senior Percentage as of the Cut-off Date, the Senior Prepayment Percentage with respect to each Mortgage Loan Group for such Distribution Date will equal 100%. Upon reduction of the Current Principal Amounts of any Class of Class A Certificates to zero, the related Senior Prepayment Percentage with respect to the related Mortgage Loan Group will equal 0%; provided, however, that in the circumstances described in paragraph (H) under Section 6.01, prepayments resulting from Mortgage Loans in one Mortgage Loan Group and otherwise distributable to the Subordinate Certificates will be distributed pro rata to the other Senior Certificates related to the other Mortgage Loan Groups.

         In addition, no reduction of a Senior Prepayment Percentage shall occur on any Distribution Date (such limitation being the "Senior Prepayment Percentage Stepdown Limitation") unless, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of the Mortgage Loans in all Mortgage Loan Groups delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the sum of the aggregate Current Principal Amount of the Subordinate Certificates does not exceed 50%, and (ii) cumulative Realized Losses on the Mortgage Loans in all Mortgage Loan Groups do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2011 and January 2012, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2012 and January 2013,
(c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2013 and January 2014, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including February 2014 and January 2015, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after February 2015.

         In addition, on or after February 25, 2004, if on any Distribution Date the applicable weighted average current Subordinate Percentage (weighted on the basis of the Scheduled Principal Balances of the Mortgage Loans in each Mortgage Loan Group) is equal to or greater than two (2) times the weighted average Subordinate Percentage as of the Cut-off Date, and (a) the aggregate Scheduled Principal Balance of Mortgage Loans in all Mortgage Loan Groups delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Current Principal Amount of the Subordinate Certificates (after giving effect to distributions in such month) does not exceed 50% and (b) cumulative Realized Losses on the Mortgage Loans in all Mortgage Loan Groups does not exceed 10% of the Original Subordinate Principal Balance, then the applicable Senior Prepayment Percentage for any Mortgage Loan Group for such Distribution Date will equal the applicable related Senior Percentage (such test, the "Two-Times Test").

         Series REMIC:  REMIC I or REMIC II.

         Servicer Remittance Date: With respect to each Mortgage Loan, the date set forth in the related Servicing Agreement.

         Servicer:  The Servicer under each of the Servicing Agreements.

         Servicing Agreement: One of the agreements for the servicing of the Mortgage Loans, copies of which are attached hereto as Exhibits N-1 through N-14.

         Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the applicable Servicing Fee Rate.

         Servicing Fee Rate: A per annum rate with respect to each Mortgage Loan, as set forth on the Mortgage Loan Schedule.

         Servicing Officer: Any officer of the Master Servicer or any Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature has been furnished to the Trustee and the Custodian in an Officer's Certificate.

         Startup Day:  January 31, 2001.

         Subordinate Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

         Subordinate Certificate Writedown Amount: As of any Distribution Date, the amount by which (a) the sum of the Current Principal Amounts of all of the Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Current Principal Amounts of the Certificates on such Distribution Date) exceeds (b) the aggregate Scheduled Principal Balances of the Mortgage Loans on the first day of the month of such Distribution Date, less any Deficient Valuation occurring prior to such Distribution Date.

         Subordinate Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Current Principal Amounts of the Subordinate Certificates immediately prior to such Distribution Date):

                  (i) the applicable Subordinate Percentage of the principal portion of all Monthly Payments due on each Mortgage Loan in the related Mortgage Loan Group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) with respect to each Mortgage Loan in the related Mortgage Loan Group, the applicable Subordinate Prepayment Percentage of (a) the amount of all Principal Prepayments in part on each such Mortgage Loan and (b) the Scheduled Principal Balance of each such Mortgage Loan which was the subject of a Principal Prepayment in full, in each case received by the Master Servicer during the applicable Prepayment Period;

                  (iii) the excess, if any, of the sum of (a) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan in the related Mortgage Loan Group (other than Mortgage Loans described in clause (b)) and (b) the principal balance of each Mortgage Loan in the related Mortgage Loan Group that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy over (c) the sum of the amounts distributable pursuant to clause (iv) of the definition of Senior Optimal Principal Amount on such Distribution Date;

                  (iv) the applicable Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was repurchased by the Mortgage Loan Seller in connection with such Distribution Date and (b) the difference, if any, between the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by the Mortgage Loan Seller with a Substitute Mortgage Loan on such Distribution Date and the Scheduled Principal Balance of such Substitute Mortgage Loan; and

                  (v) on the Distribution Date on which the Current Principal Amounts of the Senior Certificates have all been reduced to zero, 100% of any Senior Optimal Principal Amount remaining undistributed on such date.

After the aggregate current Principal Amounts of the Subordinate Certificates has been reduced to zero, the Subordinate Optimal Principal Amount shall be zero.

         Subordinate Percentage: With respect to each Mortgage Loan Group, (a) initially 3.50% and (b) for each Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

         Substitute Mortgage Loan: A mortgage loan tendered to the Trustee pursuant to Section 2.04, in each case, (i) which has an Outstanding Principal Balance not materially greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; and (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted.

         Tax Administration and Tax Matters Person: The Master Servicer or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for each Tax Matters Person. The Holder of each Class of Residual Certificates shall be the Tax Matters Person for the respective REMIC created by this Agreement, as more particularly set forth in Section 9.13 hereof.

         Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee: Bankers Trust Company of California, N.A., or its successor in interest, or any successor trustee appointed as herein provided.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or REO Property such that the complete restoration of such Mortgaged Property or REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.11, without regard to whether or not such policy is maintained.

         United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         VA: United States Department of Veteran's Affairs, or any successor thereto.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.00  Conveyance of Mortgage Loans to Trustee.


         (a) The Seller concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date, and including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Mortgage Loans; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Certificate Account (subject to the right of the Master Servicer to receive all income from Permitted Investments under Section 4.02(c)), (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Master Servicer or the Servicers in servicing accounts or Protected Accounts for the benefit of the holder of the Mortgage Loans, (iv) any REO Property, (v) the Radian PMI Policy, the Required Insurance Policies and any amounts paid or payable by the insurer under any such policy (to the extent the mortgagee has a claim thereto), (vi) the rights with respect to the Servicing Agreements as assigned to the Seller on behalf of the Certificateholders by the Mortgage Loan Purchase Agreement, and the rights under the GMAC Servicing Agreement, (vii) the Mortgage Loan Purchase Agreement and the Assignment, Assumption and Recognition Agreements, to the extent provided in Subsection 2.03(a), (viii) the proceeds from any insurance provided by the FHA and VA, and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above transfer and assignment, the Seller hereby deposits with the Trustee or Custodian, with respect to (A) each Mortgage Loan, other than Cooperative Loans (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (ii) the original Security Instrument, which shall have been recorded, with evidence of such recording indicated thereon, (iii) a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Security Instrument, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller, with evidence of recording thereon, (v) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vi) originals of all modification agreements, if applicable and available and (B) each Cooperative Loan (i) the original Mortgage Note, endorsed, without recourse to the order of the Trustee, and showing, to the extent available, an unbroken chain of title from the originator to the Trustee or, in the case of a Mortgage Loan that is subject to the terms of a consolidation and modification agreement, an assignment of such agreement to the Trustee; (ii) the original duly executed assignment of security agreement to the Trustee; (iii) the original Mortgage; (iv) the acknowledgment copy of the original executed Form UCC-1 (or certified copy thereof) with respect to the security agreement, and any required continuation statements, with evidence of filing indicated thereon; (v) the acknowledgment copy of the original executed Form UCC-3 with respect to the security agreement, indicating the Trustee as the assignee of the secured party, with evidence of filing indicated thereon; (vi) the stock certificate representing the stock allocated to the cooperative unit, with a stock power in blank attached; (vii) the original collateral assignment of the lease by Mortgagor to the originator and the assignment of the collateral assignment of the lease to the Trustee (which may be in blanket form), accompanied by the original lease; (viii) a copy of the recognition agreement; (ix) if applicable and to the extent available, the original intervening assignments, including warehousing assignments, if any, showing, to the extent available, an unbroken chain of the related Mortgage Loan to the Trustee, together with a copy of the related Form UCC-3 with evidence of filing thereon; (x) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan; and (xi) the certificate of primary mortgage insurance, if applicable; provided, however, that in lieu of the foregoing, the Seller may deliver to the Trustee or the Custodian, as applicable, the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller or the related Servicer, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Seller or the related Servicer, to such effect) the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each as identified in the list delivered by the Seller to the Trustee or Custodian on the Closing Date and set forth in Exhibit K hereto, the Seller may deliver a lost note affidavit and, if available, a copy of each original Mortgage Note; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee or Custodian a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Certificate Account on the Closing Date. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or Custodian promptly after they are received. The Seller shall cause, at its expense, the assignment of the Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date. With respect to the Cooperative Loans, the Seller will, promptly after the Closing Date, cause the related financing statements (if not yet filed) and an assignment thereof from the Seller to the Trustee to be filed in the appropriate offices. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and reimbursed by the Trust.

         Section 2.02.00  Acceptance of Mortgage Loans by Trustee.

         (a) The Trustee acknowledges the sale, transfer and assignment of the Trust to it by the Seller and declares that it will hold (or cause the Custodian as its agent to hold) all the documents (or certified copies thereof) delivered to it pursuant to Section 2.01 and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee, or the Custodian as its agent, constituting the Mortgage Files, and that it, or the Custodian as its agent, holds or will hold such other assets included in the definition of "Trust Fund" (to the extent assigned to the Trustee and delivered to the Trustee or the Custodian). On the Closing Date, the Custodian, with respect to the Mortgage Loans, shall acknowledge with respect to each Mortgage Loan by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 45 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and the Master Servicer an Interim Certification substantially in the form annexed as Exhibit Two to the Custodial Agreement. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or to appear to be defective on its face, the Trustee or Custodian (the Custodian being so obligated under the Custodial Agreement) shall promptly notify Roslyn, with respect to a Roslyn Mortgage Loan, First Horizon, with respect to a First Horizon Mortgage Loan, or the Mortgage Loan Seller, with respect to any other Mortgage Loan. With respect to any Mortgage Loan other than a Roslyn Mortgage Loan or a First Horizon Mortgage Loan, the Mortgage Loan Seller shall correct or cure any such defect within 90 days from the date of notice from the Trustee or Custodian of the defect and if the Mortgage Loan Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, subject to Section 2.04, within 90 days from the Trustee's or Custodian's notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or Custodian shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document. With respect to a Roslyn Mortgage Loan or a First Horizon Mortgage Loan, the Trustee shall enforce the obligation of Roslyn or First Horizon, as applicable, to cure, repurchase or substitute for the related Mortgage Loan under the Roslyn Purchase Agreement or the First Horizon Purchase Agreement, as applicable (subject to
Section 2.04 hereof in the case of substitutions).

         (b) No later than 180 days after the Closing Date, the Trustee or Custodian will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Seller and the Master Servicer a Final Certification substantially in the form annexed Exhibit Three to the Custodial Agreement. In conducting such review, the Trustee or Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or Custodian finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or to appear defective on its face, the Trustee or Custodian shall promptly notify the Mortgage Loan Seller, with respect to any Mortgage Loan other than a Roslyn Mortgage Loan or First Horizon Mortgage Loan, or Roslyn or First Horizon, as applicable, with respect to a Roslyn Mortgage Loan or a First Horizon Mortgage Loan. With respect to any Mortgage Loan other than a Roslyn Mortgage Loan or a First Horizon Mortgage Loan, the Mortgage Loan Seller shall correct or cure any such defect or shall deliver to the Trustee or Custodian an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Trustee or Custodian of the defect and if the Mortgage Loan Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller shall, subject to Section 2.04, within 90 days from the Trustee's or Custodian's notification purchase such Mortgage Loan at the Repurchase Price, provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan, if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. With respect to a Roslyn Mortgage Loan or a First Horizon Mortgage Loan, the Trustee shall enforce the obligations of Roslyn or First Horizon, as applicable, to cure, repurchase or substitute for the related Mortgage Loan under the Roslyn Purchase Agreement or the First Horizon Purchase Agreement, as applicable (subject to Section 2.04 hereof in the case of substitutions).

         (c) In the event that a Mortgage Loan is purchased by the Mortgage
Loan Seller in accordance with Subsections 2.02(a) or (b) above, the Mortgage Loan Seller shall provide the Repurchase Price to the Trustee for deposit in the Certificate Account and shall provide to the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Certificate Account, the Trustee shall release or direct the Custodian to release to the Mortgage Loan Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Mortgage Loan Seller as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule, to reflect such repurchase and shall promptly notify the Trustee, the Custodian and the Rating Agencies of such amendment. The obligation of the Mortgage Loan Seller to repurchase any Mortgage Loan other than a Roslyn Mortgage Loan or a First Horizon Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         (d) In the event that a Roslyn Mortgage Loan or a First Horizon Mortgage Loan is purchased by Roslyn or First Horizon, as applicable, in accordance with Sections 2.02(a) or (b) above, the Trustee shall deposit the proceeds in the Certificate Account. Upon deposit of such proceeds in the Certificate Account, the Trustee shall release or direct the Custodian to release to Roslyn or First Horizon, as applicable, the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by Roslyn or First Horizon, as applicable, as are necessary to vest in such Person title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the purchase proceeds in available funds are received by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Trustee, the Custodian and the Rating Agencies of such amendment. The obligation of Roslyn or First Horizon, as applicable, to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

        Section 2.03.00 Assignment of Interest in the Mortgage Loan Purchase Agreement and other Agreements.

         (a) The Seller hereby assigns to the Trustee all of its right, title and interest in (i) the Mortgage Loan Purchase Agreement (but none of its obligations) insofar as such contract relates to the representations and warranties set forth in Exhibit C hereto regarding the Mortgage Loans (including the substitution and repurchase obligations of the Mortgage Loan Seller), (ii) the Servicing Agreements, as assigned to the Seller pursuant to the Mortgage Loan Purchase Agreement and the GMAC Servicing Agreement, and (iii) the Assignment, Assumption and Recognition Agreements, insofar as such agreements relate to the representations and warranties set forth in Exhibit C hereto regarding the Roslyn Mortgage Loans and the First Horizon Mortgage Loans (including the assignment of the obligations of Roslyn and First Horizon to cure, substitute or repurchase the Roslyn Mortgage Loans and the First Horizon Mortgage Loans, respectively); provided that the obligations of the Mortgage Loan Seller, Roslyn or First Horizon to cure, substitute (subject to Section 2.04) or repurchase a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Seller (or the Master Servicer, in the case of the Servicing Agreements, as agent for the Trustee) shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement; provided, however, that the Master Servicer shall not be required to enforce any representations and warranties in the Servicing Agreements with respect to any Mortgage Loans.

         (b) If the Master Servicer, Seller, Trustee or Custodian discovers a breach of any of the representations and warranties of the Mortgage Loan Seller set forth in Exhibit C with respect to a Mortgage Loan, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties and to the Mortgage Loan Seller. The Mortgage Loan Seller within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to Section 2.04, shall purchase such Mortgage Loan or any property acquired with respect thereto from the Trustee at the Repurchase Price; provided, however, that if there is a breach of any representation set forth in Exhibit C and such Mortgage Loan or the related property acquired with respect thereto has been sold, then the Mortgage Loan Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Mortgage Loan Seller to the extent not required by law to be paid to the borrower.) Any such purchase by the Mortgage Loan Seller shall be made by providing an amount equal to the Repurchase Price to the Trustee for deposit in the Certificate Account and upon deposit of the Repurchase Price in the Certificate Account and of written notification detailing the components of such Repurchase Price, the Trustee shall release or direct the Custodian to release to the Mortgage Loan Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by the Mortgage Loan Seller, without recourse, as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Trustee, the Custodian and the Rating Agencies of such amendment. Enforcement of the obligation of the Mortgage Loan Seller, to purchase (or, subject to Section 2.04, substitute a Substitute Mortgage Loan for) any such Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which breach by the Mortgage Loan Seller has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         (c) If the Master Servicer, Seller, Trustee or Custodian discovers a breach of any of the representations and warranties set forth in Exhibit C made by Roslyn or First Horizon, respectively, with respect to a Roslyn Mortgage Loan or a First Horizon Mortgage Loan, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in such Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties and to Roslyn or First Horizon, as applicable. The Trustee shall enforce the obligation of Roslyn or First Horizon, as applicable, to cure, substitute (subject to the provisions of Section 2.04(b)) or purchase the related Mortgage Loan under the Roslyn Purchase Agreement or the First Horizon Purchase Agreement, as applicable. The proceeds of any purchase by Roslyn or First Horizon shall be deposited by the Trustee in the Certificate Account and upon deposit of such proceeds in the Certificate Account and of written notification detailing the components of such proceeds, the Trustee shall release or direct the Custodian to release to Roslyn or First Horizon, as applicable, the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by Roslyn or First Horizon, as applicable, without recourse, as are necessary to vest in such Person title to and rights under the related Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the related proceeds in available funds is received by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Trustee, the Custodian and the Rating Agencies of such amendment. Enforcement of the obligations of Roslyn or First Horizon, as applicable, to purchase (or, subject to Section 2.04) substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         Section 2.04.00  Substitution of Mortgage Loans.

         (a) Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to Sections 2.02 or 2.03, the Mortgage Loan Seller may, no later than the date by which such purchase by the Mortgage Loan Seller would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Mortgage Loan Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan"; provided, however, that substitution pursuant to this Section 2.04 in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day. The Trustee or Custodian shall examine the Mortgage File for any such Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and shall notify the Mortgage Loan Seller and the Master Servicer in writing, within five Business Days after receipt, whether or not the documents relating to such Substitute Mortgage Loan satisfy the requirements of the third sentence of Subsection 2.02(a). Within two Business Days after such notification, the Mortgage Loan Seller shall provide to the Trustee for deposit in the Certificate Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Mortgage Loan Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Mortgage Loan Seller. After such notification to the Mortgage Loan Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan, the Trustee shall release or direct the Custodian to release to the Mortgage Loan Seller the related Mortgage File related to any Mortgage Loan released pursuant to this Section
2.04 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Mortgage Loan Seller title to and rights under any Mortgage Loan released pursuant to this Section 2.04. The Mortgage Loan Seller shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of Subsections 2.01(b) and 2.02(b), with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in Exhibit C shall be deemed to have been made by the Mortgage Loan Seller with respect to each Substitute Mortgage Loan as of the date of acceptance by the Trustee of such Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee, the Custodian and the Rating Agencies.

         (b) Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Roslyn Mortgage Loan or a First Horizon Mortgage Loan pursuant to Sections 2.02 or 2.03, Roslyn or First Horizon, as applicable, may substitute a Substitute Mortgage Loan for the related Mortgage Loan in accordance with the Roslyn Purchase Agreement or the First Horizon Purchase Agreement, as applicable; provided, however, that substitution in lieu of purchase shall not be permitted after the two-year period beginning on the Startup Day. Upon acceptance of such Substitute Mortgage Loan, the Trustee shall release or direct the Custodian to release to Roslyn or First Horizon, as applicable, the related Mortgage File related to any related Mortgage Loan released pursuant to this Section 2.04 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in Roslyn or First Horizon, as applicable, title to and rights under any related Mortgage Loan released pursuant to this Section
2.04. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee, the Custodian and the Rating Agencies.

         Section 2.05.00  Repurchase Of Foreclosure Restricted Loans.

         The Seller agrees that it will repurchase from the Trust Fund at the Repurchase Price any Foreclosure Restricted Loan for which (i) it receives notice from the Master Servicer or the related Servicer that title is about to be taken to the related Mortgaged Property as REO Property on behalf of the Trust Fund and (ii) the Foreclosure Balance of such Foreclosure Restricted Loan, when added to the aggregate Foreclosure Balances as previously determined by the Master Servicer for Foreclosure Restricted Loans that are currently held as REO Property, exceed 0.75% of the then current aggregate tax basis of the assets of the REMIC in which the Foreclosure Restricted Loan is held. The aggregate tax basis of the assets of a REMIC for this purpose is the aggregate basis of all the REMIC's assets as determined for purposes of the most recent Form 1066 (and in the case of any period prior to the first filing of Form 1066, the aggregate issue price of all interests issued by the REMIC), properly adjusted for estimated changes to such basis. Any such purchase shall be accomplished as provided in Section 2.03 hereof. As used in this Section 2.05, "Foreclosure Balance" shall mean, as of any date of determination, the outstanding principal balance of a Foreclosure Restricted Loan (or, if greater, the fair market value of the related Mortgaged Property upon foreclosure).

         Section 2.06.00  Issuance of Certificates.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising the Trust and, concurrently therewith, has signed, and countersigned and delivered to the Seller, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Seller has requested. The Custodian agrees that it will hold the Mortgage Files and the Trustee also agrees to hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee or Custodian in trust for the benefit of the Certificateholders.

         Section 2.07.00 Representations and Warranties of the Trustee.

         The Trustee hereby represents, warrants and covenants to the Seller and the Master Servicer as of the Closing Date (and in the case of paragraphs (iv) and (v) below throughout the term of the Agreement), that:

                  (i) The Trustee is a bank duly organized, validly existing and in good standing under the laws of the United States of America with a principal place of business in Santa Ana, California.

                  (ii) Subject to the right of the Trustee to appoint a co-trustee or separate trustee under Section 9.11 hereof in order to meet the legal requirements of FHA or a particular jurisdiction, the Trustee has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Certificates;

                  (iii) To the best of the Trustee's knowledge, after reasonable investigation, the execution and delivery by the Trustee of this Agreement and the Certificates and the performance by the Trustee of its obligations under this Agreement and the Certificates will not violate any provision of the Trustee's Restated Organizational Certificate or By-Laws or any law or regulation governing the Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Trustee or any of its assets. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the fiduciary activities of a New York State bank. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Trustee is a party or by which it or its properties is bound;

                  (iv) This Agreement has been duly executed and delivered by the Trustee. This Agreement, when executed and delivered by the other parties hereto, will constitute the valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law; and

                  (v) All funds received by the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited.

         Section 2.08.00  Representations and Warranties Concerning the Seller.

         The Seller hereby represents and warrants to the Trustee and the Master Servicer as follows:

                  (i) the Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body
         (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.09.00  Representations and Warranties of the Master Servicer.

         (a) The Master Servicer hereby represents and warrants to the Seller and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                  (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- and Freddie Mac-approved seller/servicer;

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

                  (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer; and

                  (x) the Master Servicer has obtained an errors and omissions insurance policy and a fidelity bond, each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder.

         (b) It is understood and agreed that the representations and warranties set forth in this Section 2.09 shall survive the execution and delivery of this Agreement.

         (c) Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Seller, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.00  Duties of the Master Servicer.

         The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 6.03 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Protected Account pursuant to the applicable Servicing Agreements.

         Section 3.02.00  Monitoring of Servicers' Performance.

         (a) The Master Servicer shall be responsible for reporting to the Trustee and the Seller the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

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

         (c) To the extent that the costs and expenses of the Master
Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Protected Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

         Section 3.03.00 Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

         The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 3.04.00 Master Servicer's Financial Statements and Related Information.

         For each year this Agreement is in effect, the Master Servicer will make available to the Trustee, each Rating Agency and the Seller a copy of the Master Servicer's annual audited financial statements on or prior to May 31 of each year, which may be in the form of the consolidated financial statements of the Master Servicer's corporate parent. Such financial statements shall include a balance sheet, income statement and statement of retained earnings.

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

         Section 3.05.00  Power to Act; Procedures.

         The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         Section 3.06.00  Reserved.

         Section 3.07.00  "Due on Sale" Clauses; Assumption Agreements.

         To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

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

         Section 3.08.00  Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage
Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement, promptly furnish to the Trustee (or the Custodian) two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Master Servicer pursuant to Section 4.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Trustee or the Custodian, deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee or the Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee or the Custodian, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Trustee or the Custodian, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Trustee or Custodian, as applicable, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Trustee or Custodian, as applicable, to the Servicer or the Master Servicer.

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

         Section 3.09.00 Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

         (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Protected Account the Master Servicing Fee and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         Section 3.10.00  Reserved.

         Section 3.11.00  Standard Hazard and Flood Insurance Policies.

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Protected Account, subject to withdrawal pursuant to Sections 4.02 and 4.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 4.02 and 4.03.

         Section 3.12.00  Presentment of Claims and Collection of Proceeds.

         The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies, including claims for FHA contracts of insurance with respect to the Mortgage Loans and any claims under any VA guarantee, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Protected Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).


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

         Section 3.13.00 Maintenance of the Primary Mortgage Insurance Policies.

         (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Protected Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.

         Section 3.14.00 Trustee To Retain Possession of Certain Insurance Policies and Documents.

         The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of the PMI Policy or any other Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of the PMI Policy or any other Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.15.00  Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         Section 3.16.00  Compensation to the Master Servicer.


         (a) The Master Servicer shall be entitled either (a) to pay itself the Master Servicing Fee, as reduced pursuant to Section 6.06, in respect of remittances from the Servicers prior to the deposit of such payment in the Protected Account or, (b) to withdraw from the Protected Account, subject to
Section 4.02, the Master Servicing Fee. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the Master Servicer (or the applicable Servicer) and shall not be deposited in the Protected Account. In addition, the Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Certificate Account. If the Master Servicer does not retain or withdraw the Master Servicing Fee from the Protected Account as provided herein, the Master Servicer shall be entitled to direct the Trustee to pay the Master Servicing Fee to the Master Servicer by withdrawal from the Certificate Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement. Pursuant to Article IV all income and gain realized from any investment of funds in the Protected Account and the Certificate Account shall be for the benefit of the Master Servicer as additional compensation.

         (b) The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 6.06.

         Section 3.17.00 REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO
Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the related Certificate Account on the next succeeding Funds Transfer Date.

         Section 3.18.00  Annual Officer's Certificate as to Compliance.

         (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 2002, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.19.00  Annual Independent Accountants' Servicing Report.

         If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before May 31 of each year, commencing on May 31, 2002 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.



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


                                   ARTICLE IV

                                    ACCOUNTS

         Section 4.01.00  Protected Accounts.

         (a) The Master Servicer shall establish and maintain a Protected Account and shall enforce the obligation of each Servicer to establish and maintain a servicing account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the Master Servicer, or a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by Section 3.16, in the case of the Master Servicer, and by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. The Protected Account shall be held in a Designated Depository Institution and segregated on the books of such institution or a Rating Agency Eligible Account in the name of the Trustee for the benefit of Certificateholders. The Master Servicer may, and, to the extent provided in the related Servicing Agreement, permit a Servicer to, transfer funds to other accounts (which shall for purposes hereof be deemed to be Protected Accounts), commingle accounts, or to establish Protected Accounts not conforming to the foregoing requirements, to the extent that such other accounts or Protected Accounts are Rating Agency Eligible Accounts.

         (b) Amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Certificate Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the Master Servicer as additional compensation as provided in Section 3.16 of this Agreement or by the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer or the related Servicer. The Master Servicer shall itself, or shall cause the related Servicer (to the extent provided in the Servicing Agreement) to, deposit the amount of any such loss in the Protected Account (or the Servicer's servicing account) within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

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

         (c) Subject to this Article IV, on or before each Funds Transfer
Date, the Master Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and shall immediately deposit or cause to be deposited in the Certificate Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each Mortgage Loan Group:

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Master Servicer pursuant to
         Section 6.05 or Servicers which were due on or before the related Due Date, net of the amount thereof comprising the Master Servicing Fee or Servicing Fees;

                  (ii) Full Principal Prepayments and any Liquidation Proceeds received by the Master Servicer or related Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Master Servicing Fee or Servicing Fees;

                  (iii) Partial Principal Prepayments received by the Master Servicer or related Servicers for such Mortgage Loans in the related Prepayment Period; and

                  (iv) Any amount to be used as a Certificate Account Advance.

In addition, on or before each Advancing Date, the Master Servicer shall deposit in the Certificate Account (or remit to the Trustee for deposit therein) any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans in each Mortgage Loan Group pursuant to Section 6.05.

         (d) Withdrawals may be made from a Protected Account only to make remittances as provided in Sections 4.01(b) or 4.03(c); to reimburse the Master Servicer or a Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Sections 4.02(b) and
4.03 certain amounts otherwise due to the Master Servicer and the Servicers may be retained by them and need not be deposited in the Certificate Account.

         Section 4.02.00  Certificate Account.

         (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated trust account or accounts. The Trustee will deposit in the Certificate Account, as received, the following amounts:

                   (i) Any amounts withdrawn from a Protected Account pursuant to Subsection 4.01(b);

                   (ii) Any Monthly Advance and any Compensating Interest Payments;

                   (iii) Any Insurance Proceeds or Liquidation Proceeds received by the Master Servicer which were not deposited in a Protected Account;

                   (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Mortgage Loan Seller pursuant to Sections 2.02 or 2.03, any amounts which are to be treated pursuant to Section 2.06 as the payment of such a Repurchase Price, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Seller or its designee pursuant to Section 10.01; and

                   (v) Any other amounts received by the Trustee or the Master Servicer upon receipt by the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement.

         (b) All amounts deposited to the Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement, subject to the right of the Master Servicer to require the Trustee to make withdrawals therefrom as provided herein. The foregoing requirements for crediting the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.03(a)(i), (ii),
(iii), (iv), (vi), (vii), (ix) and (xi) need not be credited by the Master Servicer or the related Servicer to the Certificate Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Certificate Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Certificate Account shall be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by Master Servicer, or from the maturity of any Permitted Investment on the Business Day prior to a Distribution Date through the distribution of such funds on such Distribution Date or at such other time and in such amount as, in the judgment of the Trustee, cannot reasonably be invested in accordance with this sentence, held by the Trustee uninvested in such Certificate Account. All Permitted Investments shall be payable on demand or mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date (except that any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date). The Master Servicer shall be entitled to all investment earnings on amounts in the Certificate Account. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Certificate Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         Section 4.03.00 Permitted Withdrawals and Transfers from the Certificate Account.

         (a) The Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Certificate Account as the Master Servicer has designated for such transfer or withdrawal as specified in a certificate signed by a Servicing Officer (upon which the Trustee may conclusively rely) for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Protected Account in accordance with the terms of this Agreement):

                  (i) to reimburse the Master Servicer or any Servicer for any Monthly Advance of its own funds or any advance of such Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer pursuant to Section 3.12 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for Insured Expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection 4.03(a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer or any Servicer (payment to any Servicer to be subject to prior payment to the Master Servicer of an amount equal to the Master Servicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (ix) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or any Servicer (payment to any Servicer to be subject to prior payment to the Master Servicer of the portion of the Master Servicing Fee which the Master Servicer is entitled to retain) from the Repurchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (ix) of this Subsection 4.03(a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or any Servicer for advances of funds pursuant to Sections 3.11 and 3.12, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (vii) to reimburse the Master Servicer or any Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

                  (viii) to pay the Master Servicer as set forth in Section
         3.16;

                  (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.02, 7.04(c) and (d) and 11.03;

                  (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

                  (xi) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (xii) to reimburse the Trustee for expenses, costs and liabilities incurred by or reimbursable to it pursuant to Section 9.05;

                  (xiii) to pay to the PMI Insurer the PMI Insurance Premium for such Distribution Date, to the extent not paid by the related Servicer pursuant to its Servicing Agreement;

                  (xiv) to remove amounts deposited in error; and

                  (xv) to clear and terminate the Certificate Account pursuant to Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to subclauses (i) through (vi), inclusive, and (viii) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Certificate Account under Section 4.02(b).

         (c) On each Distribution Date, the Trustee shall distribute the Group Available Funds for each Mortgage Loan Group to the Holders of the Certificates in accordance with Section 6.01.

         (d) Notwithstanding the provisions of this Section 4.03, the Master Servicer may, but is not required to, allow the Servicers to deduct from amounts received by them or from the related Protected Account, prior to deposit in the Certificate Account, any portion to which such Servicers are entitled as servicing compensation (including income on Permitted Investments) or reimbursement of any reimbursable advances made by such Servicers.

                                    ARTICLE V

                                  CERTIFICATES

         Section 5.01.00  Certificates.

         (a) The Depository, the Seller and the Trustee have entered into a Depository Agreement dated as of January 31, 2001 (the "Depository Agreement"). Except for the Residual Certificates and the Individual Certificates and as provided in Section 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         (b) The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Trustee cause such Class to become Global Certificates, the Trustee and the Seller will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded.

         (c) All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (d) If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the definitive Certificates. None of the Master Servicer, the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (e) (i) REMIC I will be evidenced by (x) the REMIC I Regular
Interests, which will be uncertificated and non-transferable, are hereby designated as the "regular interests" and (y) the Class R-I Certificate, which is hereby designated as the single "residual interest" in REMIC I. The REMIC I Regular Interests and the Class R-I Certificates will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Corresponding Class of Certificates in the following manner:

                                                                         Corresponding Classes
                                                                            of Certificates
    REMIC I          Initial Uncertificated         Pass-Through             Allocation of           Allocation of
    Interest         Principal Balance ($)              Rate                   Principal                Interest
    --------         ---------------------              ----                   ---------                --------
       1A              $     44,424,300.00              (1)                       A-1                     A-1
       1B              $      1,611,298.00              (1)                       (7)                     (7)
       1C              $             50.00              (1)                      R-II                     R-II

       2A              $     50,477,200.00              (2)                       A-2                     A-2
       2B              $      1,830,817.00              (2)                       (7)                     (7)

       3A              $     71,037,800.00              (3)                       A-3                     A-3
       3B              $      2,576,537.00              (3)                       (7)                     (7)

       4A              $     73,898,400.00              (4)                       A-4                     A-4
       4B              $      2,680.277.00              (4)                       (7)                     (7)

       5A              $     55,630,500.00              (5)                       A-5                     A-5
       5B              $      2,017,785.00              (5)                       (7)                     (7)

       6A              $     57,892,900.00              (6)                       A-6                     A-6
       6B              $      2,099,761.00              (6)                       (7)                     (7)

      R-I              $             50.00              (1)                       N/A                     N/A

------------
(1) During each Interest Accrual Period, REMIC I Regular Interests 1A, 1B and 1C and the Class R-II Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans.

(2) During each Interest Accrual Period, REMIC I Regular Interests 2A and 2B will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans.

(3) During each Interest Accrual Period, REMIC I Regular Interests 3A and 3B will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans.

(4) During each Interest Accrual Period, REMIC I Regular Interests 4A and 4B will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 4 Mortgage Loans.

(5) During each Interest Accrual Period, REMIC I Regular Interests 5A and 5B will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 5 Mortgage Loans.

(6) During each Interest Accrual Period, REMIC I Regular Interests 6A and 6B will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 6 Mortgage Loans.

(7) The corresponding Classes of Certificates for these REMIC I Regular Interests are all the Class B Certificates. Principal and interest shall be allocable to the Class B Certificates and shall be apportioned among such Certificates in the same order and priority as payments are to be made on such Certificates.

         Principal and interest shall be payable to, and shortfalls, losses and prepayments are allocable to, the REMIC I Regular Interests in the same order and priority as payments are to be made on, and shortfalls, losses and prepayments are allocable to, the Corresponding Classes of Certificates. Principal and interest, shortfalls, losses and prepayments relating to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans not otherwise allocated to the Class 1A REMIC I Regular Interest and the Class R-I Certificates, and the 1C, 2A, 3A, 4A, 5A, and 6A REMIC I Regular Interests shall be allocated to the Class 1B, 2B, 3B, 4B, 5B and 6B REMIC I Regular Interests, respectively.

                  (ii) REMIC II will be evidenced by (x) the Certificates (other than the Class R Certificates) (the "REMIC II Regular Certificates"), which are hereby designated as the "regular interests" in REMIC II and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in Section 5.01(d) and (y) the Class R-II Certificate, which is hereby designated as the single "residual interest" in REMIC II.

         (f) The Classes of the Certificates shall have the following designations, initial principal amounts and Pass-Through Rates:


                                        Initial Principal Amount or
               Designation                     Notional Amount                     Pass-Through Rate
               -----------                     ---------------                     -----------------

                   A-1                       $     44,424,300.00                          (1)
                   A-2                       $     50,477,200.00                          (2)
                   A-3                       $     71,037,800.00                          (3)
                   A-4                       $     73,898,400.00                          (4)
                   A-5                       $     55,630,500.00                          (5)
                   A-6                       $     57,892,900.00                          (6)
                   B-1                       $      4,943,100.00                          (7)
                   B-2                       $      2,197,400.00                          (7)
                   B-3                       $      1,830,800.00                          (7)
                   B-4                       $      1,464,800.00                          (7)
                   B-5                       $      1,098,400.00                          (7)
                   B-6                       $      1,281,973.98                          (7)
                   R-I                       $             50.00                          (1)
                   R-II                      $             50.00                          (1)

------------

(1) The Class A-1, Class R-I and R-II Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans.

(2) The Class A-2 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans.

(3) The Class A-3 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans.

(4) The Class A-4 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 4 Mortgage Loans.

(5) The Class A-5 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 5 Mortgage Loans.

(6) The Class A-6 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Net Rates of the Group 6 Mortgage Loans.

(7) The Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Pass-Through Rates on the REMIC I Regular Interests 1B, 2B, 3B, 4B, 5B and 6B, each weighted based on its Uncertificated Principal Balance.

         (g) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for the Certificates and the REMIC I Regular Interests is the Assumed Final Distribution Date, which is the Distribution Date in December 2040.

         (h) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates, interest shall be calculated, on the basis of a 360-day year comprised of twelve 30-day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount of such Class applicable to such Distribution Date.

         (i) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2 and A-3. On original issuance, the Trustee shall sign, countersign and shall deliver them at the direction of the Seller. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Seller will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (j) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $1,000 and in each case increments of $1.00 in excess thereof, and (ii) in the case of the Class B-1, Class B-2 and Class B-3 Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount or Notional Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of such Class on the Closing Date. The Private Certificates will be issued in certificated fully-registered form in minimum denominations of $50,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. Each Class of Residual Certificates shall be issued as a single certificate in fully-registered form in the denomination of $50. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount of the respective Class and (ii) in the case of the Private Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Seller to the Depository or pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent at the time of issuance shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (k) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (l) The Closing Date is hereby designated as the "startup" day of each Series REMIC within the meaning of Section 860G(a)(9) of the Code.

         (m) For federal income tax purposes, each Series REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (n) The Trustee on behalf of the Trust shall cause each Series REMIC to elect to be treated as a real estate mortgage investment conduit under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         Section 5.02.00  Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Subsection 5.01(a) and, in the case of any Global Certificate or Private Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Subsection 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                  (i) The Trustee shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (ii) The Trustee shall register the transfer of any Individual Certificate if (x) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Trustee an Investment Letter (and the Trustee shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

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         (d) Subject to Subsection 5.02(h), so long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with this Section 5.02(d) and in accordance with the rules of the Depository:

                  (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(ii).

                  (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of Subsection 5.02(c)(i).

                  (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Subsection 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 5.02(e) and in accordance with the rules of the
Depository:

                  (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

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                  (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

                  (iv) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Trustee shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

                  (v) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (f) With respect to any Class of Private Certificates, the Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (g) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(h) above or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request made at such Corporate Trust Office, sign, countersign and deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Trustee's office located at 123 Washington Street, New York, New York 10006 by the registered holder in person, or by a duly authorized attorney-in-fact.

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         (h) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Seller as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and countersign and the Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (i) If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (j) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (k) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

         (l) The following legend shall be placed on each Subordinate Certificate, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR.

         Section 5.03.00  Mutilated, Destroyed, Lost or Stolen Certificates.

         (a) If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

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         (b) Upon the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.00  Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer or the Trustee and any agent of the Seller, the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. None of the Master Servicer, the Seller, the Trustee nor any agent of the Master Servicer, the Seller or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section 5.05.00  Transfer Restrictions on Residual Certificates.

         (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Seller. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Seller and the Trustee with an affidavit, with a copy to the Master Servicer, that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 5.05(b).

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

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Trustee and the Seller an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Tax Matters Person or the Seller shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, a Responsible Officer of the Trustee, or the Seller, as applicable, had no actual knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Subsection 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any Series REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person, and appoints the Master Servicer to act as its agent with respect to all matters concerning the tax obligations of the Trust, other than those matters regarding transfer restrictions contained in this Section 5.05.

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         Section 5.06.00  Restrictions on Transferability of Certificates.

         (a) No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Seller) of such Certificate signs and delivers to the Trustee an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-1 hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Trustee may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

         (b) Each Class of Class B-4, B-5 and B-6 Certificates shall bear a Securities Legend.

         Section 5.07.00 ERISA Restrictions.

         (a) Subject to the provisions of subsection (b), no Residual Certificates nor any Subordinate Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides either (i) the Trustee and the Master Servicer with an Opinion of Counsel satisfactory to the Trustee and the Master Servicer, which opinion will not be at the expense of the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement or (ii) a representation (which shall be deemed to have been made by the transferee of any Subordinate Certificate that is a Book-Entry Certificate or Global Certificate) or written certification to the Trustee (in the case of an Individual Certificate), upon which the Trustee is authorized to rely, to the effect that the proposed transfer and/or holding of such a Certificate and the servicing, management and operation of the Trust: (I) will not result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers and (II) will not subject the Seller, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

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         (b) Any Person acquiring an interest in a Book-Entry Certificate or a
Global Certificate which is a Subordinate Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Seller, the Master Servicer or the Trustee to any obligation in addition to those undertaken in the Agreement.

         (c) Any attempted or purported transfer of any Certificate in violation of the provisions of Subsections (a) or (b) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee or the Master Servicer as a result of such attempted or purported transfer.

         Section 5.08.00  Rule 144A Information.

         For so long as any Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Seller will provide or cause to be provided to any holder of such Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Seller shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Master Servicer shall cooperate with the Seller and furnish the Seller such information in the Master Servicer's possession as the Seller may reasonably request.



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                                   ARTICLE VI

                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 6.01.00 Distributions on the Certificates.

         Interest and principal on the Certificates will be distributed by the Trustee monthly on each Distribution Date, commencing in February 2001, in an aggregate amount equal to the aggregate Group Available Funds for such Distribution Date, as set forth in the statement prepared by the Master Servicer for such Distribution Date in accordance with Section 6.04 and furnished by it to the Trustee:

         (A) On each Distribution Date, the Group 1 Available Funds will be distributed in the following order of priority:

                  first, pro rata, the Accrued Certificate Interest on each Class of Group 1 Senior Certificates for such Distribution Date, any shortfall in available amounts being allocated among such Classes in proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

                  second, any Accrued Certificate Interest on each Class of Group 1 Senior Certificates remaining undistributed from previous Distribution Dates, to the extent of remaining Group 1 Available Funds, any shortfall in available amounts being allocated among such Classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such Class for such Distribution Date;

                  third, to the Group 1 Senior Certificates, in reduction of the Current Principal Amounts thereof, the Group 1 Senior Optimal Principal Amount, sequentially, in the following order, to the Class R-I, Class R-II and Class A-1 Certificates, in each case until the Current Principal Amounts thereof have been reduced to zero.

         (B) On each Distribution Date, the Group 2 Available Funds will be distributed in the following order of priority:

                  first, the Accrued Certificate Interest on the Class A-2 Certificates for such Distribution Date;

                  second, any Accrued Certificate Interest on the Class A-2 Certificates remaining undistributed from previous Distribution Dates, to the extent of remaining Group 2 Available Funds;

                  third, to the Class A-2 Certificates in reduction of the Current Principal Amount thereof until the Current Principal Amount thereof has been reduced to zero, the Group 2 Senior Optimal Principal Amount for such Distribution Date.

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         (C)      On each Distribution Date, the Group 3 Available Funds will be distributed in the following order of priority:

                  first, the Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date;

                  second, any Accrued Certificate Interest on the Class A-3 Certificates remaining undistributed from previous Distribution Dates, to the extent of remaining Group 3 Available Funds;

                  third, to the Class A-3 Certificates in reduction of the Current Principal Amount thereof until the Current Principal Amount thereof has been reduced to zero, the Group 3 Senior Optimal Principal Amount for such Distribution Date.

         (D) On each Distribution Date, an amount equal to the Group 4 Available Funds will be distributed in the following order of priority:

                           first, to the Class A-4 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                           second, to the Class A-4 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 4 Available Funds;

                           third, to the Class A-4 Certificates in reduction of the Current Principal Amounts thereof, the Group 4 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 4 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (E) On each Distribution Date, an amount equal to the Group 5 Available Funds will be distributed in the following order of priority:

                           first, to the Class A-5 Certificates, the Accrued Certificate Interest on such Class for such Distribution Date;

                           second, to the Class A-5 Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 5 Available Funds;

                           third, to the Class A-5 Certificates in reduction of the Current Principal Amounts thereof, the Group 5 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 5 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

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

         (F) On each Distribution Date, an amount equal to the Group 6 Available Funds will be distributed in the following order of priority:

                            first, to the Class A-6 Certificates, the Accrued
                  Certificate Interest on such Class for such Distribution Date;

                            second, to the Class A-6 Certificates, any Accrued
                  Certificate Interest thereon remaining undistributed from previous Distribution Dates, to the extent of remaining Group 6 Available Funds;

                            third, to the Class A-6 Certificates in reduction of
                  the Current Principal Amounts thereof, the Group 6 Senior Optimal Principal Amount for such Distribution Date to the extent of remaining Group 6 Available Funds, until the Current Principal Amount of such Class has been reduced to zero.

         (G) Subject to (H) and (I) below, on each Distribution Date on or prior to the Cross-Over Date, an amount equal to any remaining Available Funds following the distributions in (A) through (F) above will be distributed sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in each case up to an amount equal to and in the following order: (i) the Accrued Certificate Interest thereon for such Distribution Date, (ii) any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates and (iii) such Class's Allocable Share for such Distribution Date.

         (H) On each Distribution Date prior to the occurrence of the Cross-Over Date but after the reduction of the Current Principal Amount of any Class of Class A Certificates to zero, the remaining Class or Classes of such Class A Certificates will be entitled to receive in reduction of their Current Principal Amounts, pro rata based upon their Current Principal Amounts immediately prior to such Distribution Date, in addition to any Principal Prepayments related to such remaining Class A Certificates' respective Mortgage Loan Group allocated to such Class A Certificates, 100% of the Principal Prepayments on any Mortgage Loan in the Mortgage Loan Group relating to the fully repaid Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 or Class A-6 Certificates; provided, however, that if the Subordinate Percentage equals or exceeds 4.00% on such Distribution Date, then the additional allocation of Principal Prepayments to the Senior Certificates in accordance with this clause (H) will not be made.


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

         (I) If on any Distribution Date on which the aggregate Current Principal Amount of any Class or Classes of Class A Certificates would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group, and any Subordinate Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, (i) 100% of the amounts otherwise allocable to the Subordinate Certificates in respect of principal on the Mortgage Loans in the other Mortgage Loan Groups will be distributed to such Class or Classes of Class A Certificates in reduction of the Current Principal Amounts thereof, until the aggregate Current Principal Amount of such Class or Classes of Class A Certificates is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in its related Mortgage Loan Group, and (ii) the Accrued Certificate Interest otherwise allocable to the Subordinate Certificates on such Distribution Date will be reduced, if necessary, and distributed to such Class or Classes of Class A Certificates in an amount equal to the Accrued Certificate Interest for such Distribution Date on the excess of (x) the aggregate Current Principal Amount of such Class or Classes of Class A Certificates over (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group. Any such reduction in the Accrued Certificate Interest on the Subordinate Certificates will be allocated in reverse order of the Subordinate Certificates numerical designations, commencing with the Class B-6 Certificates.

         (J) On each Distribution Date, any Group Available Funds remaining after payment of interest and principal to the Classes of Certificates entitled thereto, as described in (A) through (I) above, will be distributed to the Class R-II Certificates; provided, however, that if on any Distribution Date there are any Group Available Funds remaining after payment of interest and principal to a Class or Classes of Certificates entitled thereto, such Group Available Funds will be distributed to the other Classes of Class A Certificates, pro rata, based upon their Current Principal Amounts, until all amounts due to all Classes of Class A Certificates have been paid in full, before any amounts are distributed to the Class R-II Certificates.

         (K) The expenses and fees of the Trust shall be paid by each of the Series REMICs, to the extent that such expenses relate to the assets of each of such respective Series REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the Series REMICs.





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         Section 6.02.00  Allocation of Losses.

         (a) On or prior to each Determination Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

         (b) (i) With respect to any Certificates on any Distribution Date prior to the Cross-Over Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

                            first, to the Class B-6 Certificates until the Current Principal Amount thereof has been reduced to zero;

                            second, to the Class B-5 Certificates until the Current Principal Amount thereof has been reduced to zero;

                            third, to the Class B-4 Certificates until the Current Principal Amount thereof has been reduced to zero;

                            fourth, to the Class B-3 Certificates until the Current Principal Amount thereof has been reduced to zero;

                            fifth, to the Class B-2 Certificates until the Current Principal Amount thereof has been reduced to zero; and

                            sixth, to the Class B-1 Certificates until the Current Principal Amount thereof has been reduced to zero.

                  (ii) With respect to any Certificates on any Distribution Date on or after the Cross-Over Date, the principal portion of any Realized Loss (other than a Debt Service Reduction) on a Mortgage Loan in a Mortgage Loan Group shall be allocated among the outstanding related Class or Classes of Senior Certificates for such Mortgage Loan Group pro rata based upon their Current Principal Amounts.

         (c) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to any Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Current Principal Amounts of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation").



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         (d) Any Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Current Principal Amounts. Any allocation of Realized Losses shall be accomplished by reducing the Current Principal Amount of the related Certificates on the related Distribution Date.

         (e) Realized Losses shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

         (f) On each Distribution Date, the Master Servicer shall determine the Subordinate Certificate Writedown Amount. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Current Principal Amount of (i) if prior to the Cross-Over Date, the Current Principal Amounts of the Subordinate Certificates, in the reverse order of their numerical Class designations and (ii) from and after the Cross-Over Date (subject to Section 6.02(a)(ii)), the Senior Certificates, pro rata based on their respective Current Principal Amounts, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

         (g) Any Net Interest Shortfall will be allocated among the Classes of Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have been allocated thereto in the absence of such Net Interest Shortfall or the interest portion of any Realized Loss, for such Distribution Date. The interest portion of any Realized Losses with respect to the Mortgage Loans occurring on or prior to the Cross-Over Date will not be allocated among any Certificates, but will reduce the amount of Available Funds on the related Distribution Date. As a result of the subordination of the Subordinate Certificates, in right of distribution, such Realized Losses will be borne first by the Subordinate Certificates in inverse order of their numerical Class designations. Following the Cross-Over Date, the interest portion of any Realized Loss on a Mortgage Loan in a Mortgage Loan Group shall be allocated among the outstanding related Classes of Senior Certificates for such Mortgage Loan Group pro rata based upon their Current Principal Amounts.

         Section 6.03.00  Payments.

         (a) On each Distribution Date, other than the final Distribution Date, the Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class. The Master Servicer shall calculate the amount to be distributed to each Class and, based on such amounts, the Trustee shall determine the amount to be distributed to each Certificateholder. All of the Trustee's calculations of payments shall be based solely on information provided to the Trustee by the Master Servicer. The Trustee shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

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         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

         Section 6.04.00  Statements to Certificateholders.

         (a) The Master Servicer shall prepare and deliver to the Trustee at least two Business Days prior to each Distribution Date, with a copy to the Seller and the Rating Agencies, a statement setting forth the following information, expressed with respect to clauses (i) through (vi) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $1,000, or in the case of the Residual Certificates, an initial Current Principal Amount of $50 and expressed with respect to clauses (viii) through (xv) and (xvii) with respect to each Loan Group separately:

                  (i) the Current Principal Amount of each Class of Certificates immediately prior to such Distribution Date;

                  (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

                  (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

                  (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

                  (v) the amount of the distribution allocable to interest on each Class of Certificates;

                  (vi) the Pass-Through Rates for each Class of Certificates with respect to such Distribution Date;

                  (vii) the Current Principal Amount of each Class of Certificates after such Distribution Date;

                  (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicer or the related Servicers included in such distribution;

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                  (ix) the amount of any Realized Losses during the related
         Prepayment Period and cumulatively since the Cut-off Date and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                  (x) the amount of Scheduled Principal and Principal Prepayments, (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date;

                  (xi) the number of Mortgage Loans (excluding REO Property) remaining in the Trust Fund as of the end of the related Prepayment Period;

                  (xii) information regarding any Mortgage Loan delinquencies as of the end of the related Prepayment Period, including the aggregate number, aggregate Outstanding Principal Balance and aggregate Scheduled Principal Balance of Mortgage Loans delinquent one month, two months and three months or more;

                  (xiii) the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                  (xiv) the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                  (xv) the book value (the sum of (A) the Outstanding Principal Balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property; provided that, in the event that such information is not available to the Master Servicer and the Trustee on the Distribution Date, such information shall be furnished promptly after it becomes available;

                  (xvi) the amount of Realized Losses allocated to each Class of Certificates since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                  (xvii) the Average Loss Severity for the prior calendar month;

                  (xviii) the then applicable Senior Percentages, Senior Prepayment Percentages, Subordinate Percentages and Subordinate Prepayment Percentages; and



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                  (xix) with respect to each Mortgage Loan which incurred a
         Realized Loss during the related Prepayment Period, (i) the loan number, (ii) the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, (iii) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (iv) the Net Liquidation Proceeds with respect to such Mortgage Loan, (v) the amount, if any, included in Net Liquidation Proceeds representing a payment under the PMI Policy and (vi) the amount of the Realized Loss with respect to such Mortgage Loan; and

                  (xx) with respect to the related Prepayment Period, (i) the number of Mortgage Loans for which a payment was made by the PMI Insurer under the PMI Policy and the aggregate amount of any such payments, (ii) the number of Mortgage Loans for which a claim has been presented to the PMI Insurer under the PMI Policy and the aggregate amount of any such outstanding claims, and (iii) the number of Mortgage Loans for which a claim was presented to the PMI Insurer under the PMI Policy which claim was denied by the PMI Insurer and the aggregate amount of any such denied claims.

         (b) The information set forth above shall be reported by the Master Servicer pursuant to this Section 6.04 based on information provided by the Servicers. The information furnished by the Master Servicer shall be sufficient for the Trustee to make any payments it is required to make upon which the Trustee may conclusively rely and which the Trustee shall not be required to confirm or verify.

         (c) At the Trustee's request, the Master Servicer will make available each month, to any interested party, the monthly statement to Certificateholders (and, at the Master Servicer's option, any additional files containing the same information in an alternative format) via the Master Servicer's internet website. The Master Servicer's internet website will be located at "www.ctslink.com." Assistance in using the internet website can be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Master Servicer shall have the right to change the way monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Master Servicer shall provide timely and adequate notification to all above parties regarding any such changes.

         (d) By April 30 of each year beginning in 2002, the Trustee will furnish a report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and (a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Master Servicer determines and advises the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code. The Master Servicer shall supply to the Trustee in a timely manner the information described in this Subsection (b).

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         Section 6.05.00  Monthly Advances.

         If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date and is delinquent other than as a result of application of the Relief Act and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement (and for which no required advance has been made by the related Servicer) exceeds the amount deposited in the Certificate Account which will be used for a Certificate Account Advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Certificate Account not later than the Advancing Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Master Servicing Fee and Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Monthly Advance was made. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the related Servicer is required to do so under its Servicing Agreement. Any amount used as a Certificate Account Advance shall be replaced by the Master Servicer by deposit in the Certificate Account on or before any future date on which and to the extent that funds in the Certificate Account on such date are less than the amount required to be transferred by the Master Servicer to such Certificate Account. If applicable, on the fifth Business Day preceding each Distribution Date, the Master Servicer shall present an Officer's Certificate to the Trustee
(i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

         Section 6.06.00  Compensating Interest Payments.

         The Master Servicer shall deposit in the Certificate Account not later than each Funds Transfer Date an amount equal to the lesser of (i) the sum of
(A) the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by the related Servicers, and (B) the aggregate amount with respect to subclause (b) of the definition of Interest Shortfall with respect to the Mortgage Loans serviced by National City Mortgage for the related Distribution Date, and (ii) the Master Servicing Fee for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

         Section 6.07.00 Reports of Foreclosures and Abandonment of Mortgaged Property.

         Each year the Master Servicer shall report or cause to be reported by the related Servicer to the Internal Revenue Service foreclosures and abandonments of any Mortgaged Property as required by Section 6050J of the Code and shall provide a copy of such report to the Trustee.



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                                   ARTICLE VII

                               THE MASTER SERVICER

         Section 7.01.00  Liabilities of the Master Servicer.

         The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02.00  Merger or Consolidation of the Master Servicer.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03.00 Indemnification of the Trustee.

         (a) The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master Servicer and the Seller written notice thereof promptly after the Trustee shall have with respect to such claim or legal action knowledge thereof.

         (b) The Seller will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise referred to in Subsection (a) above.

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         Section 7.04.00 Limitation on Liability of the Master Servicer and
Others.

         Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Seller, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or any Servicing Agreement (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Subsection 4.03(a). Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

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         (e) In taking or recommending any course of action pursuant to this
Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section 7.05.00  Master Servicer Not to Resign.

         Except as provided in Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06.00  Successor Master Servicer.

         In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Trustee and such successor master servicer shall agree; provided that the successor master servicer shall not be entitled to any compensation in excess of the amount provided in Section 3.16.

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         Section 7.07.00  Sale and Assignment of Master Servicing.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.



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                                  ARTICLE VIII

                                     DEFAULT

         Section 8.01.00  Events of Default.

         (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                  (i) The Master Servicer fails to cause to be deposited in the Certificate Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of two Business Days after the date such deposit was required to be made; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other covenants and agreements set forth in the Certificates or this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07.

         (b) In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.



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         Section 8.02.00  Trustee to Act; Appointment of Successor.

         (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to
Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Trustee
(i) shall be under no obligation to purchase any Mortgage Loan pursuant to
Section 10.01; and (ii) shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of receipt by the Master Servicer of such notice or by the Trustee of such Opinion of Independent Counsel. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section
7.06 shall apply, no such compensation shall be in excess of that permitted the Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

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         Section 8.03.00  Notification to Certificateholders.

         Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

         Section 8.04.00  Waiver of Defaults.

         The Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05.00  List of Certificateholders.

         Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders reasonable access, during regular business hours upon two Business Days' advance notice in writing, to the most recent list of Certificateholders held by the Trustee.




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                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

         Section 9.01.00  Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b), shall use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Certificate Account as provided in Sections 6.01 and 10.01 herein.

         (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

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                  (iii) The Trustee shall not be liable with respect to any
         action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or other power conferred upon the Trustee, under this Agreement; and

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default.

         (e) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement or any Servicing Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (f) All funds received by the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited by the Trustee. The Trustee shall not be liable for interest or other compensation on uninvested funds held under this Agreement.

         (g) Except for those actions that the Trustee is required to take hereunder, the Trustee shall have no obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02.00  Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 9.01:

                  (i) The Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Seller or Master Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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                  (ii) The Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                  (iv) The Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld. The Trustee shall not be liable or responsible for the misconduct or negligence of any of the Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Master Servicer;

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                  (vii) Should the Trustee deem the nature of any action
         required on its part, other than a payment or transfer under Subsection 4.01(b) or Section 4.02, to be unclear, the Trustee may require prior to such action that it be provided by the Master Servicer with reasonable further instructions;

                  (viii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

                  (ix) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

                  (x) The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Mortgage Loan Seller pursuant to this Agreement or the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03.00  Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee shall have no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.04 hereof; provided, however, that the foregoing shall not relieve the Trustee (when applicable) or Custodian of the obligation to review the Mortgage Files pursuant to Sections
2.02 and 2.04. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. Subject to the provisions of Section 2.06, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

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         Section 9.04.00  Trustee May Own Certificates.

         The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

         Section 9.05.00  Trustee's Fees and Expenses.

         (a) The Trustee will be entitled to certain fees and reimbursement for certain expenses for its services hereunder payable by the Master Servicer as mutually agreed to between the Master Servicer and the Trustee. The Trust will be liable for the Trustee's expenses, including all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders or the Master Servicer hereunder. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         (b) To the extent not otherwise indemnified against by the Master Servicer or the Seller hereunder, the Trust shall indemnify the Indemnified Persons and the Master Servicer for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim, other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. This indemnity shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         Section 9.06.00  Eligibility Requirements for Trustee.

         The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of a successor Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Trustee shall not be an Affiliate of the Master Servicer, unless the Trustee acts as successor Master Servicer hereunder. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

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         Section 9.07.00  Insurance.

         The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 9.07 shall be furnished to the Master Servicer or any Certificateholder upon reasonable written request.

         Section 9.08.00 Resignation and Removal of the Trustee.

         (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Seller and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Seller or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer shall be entitled to remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee so removed and the successor Trustee.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each of the Seller, the Master Servicer, the Trustee so removed and the successor so appointed.

         (d) No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee as provided in Section 9.09.

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         Section 9.09.00  Successor Trustee.

         (a) Any successor Trustee appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Master Servicer, the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee shall then become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee all assets and records of the Trust held by it hereunder, and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         (b) No successor Trustee shall accept appointment as provided in this
Section 9.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.09, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Mortgage Loan Seller shall pay the cost of any mailing by the successor Trustee.

         Section 9.10.00  Merger or Consolidation of Trustee.

         Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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         Section 9.11.00 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Master Servicer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.

         (b) If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default with respect to the Master Servicer shall have occurred and be continuing, the Trustee shall have the power to make such appointment without the Master Servicer.

         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording indemnity or protection to, the Trustee. Every such instrument shall be filed with the Trustee.

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         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of any Event of Default which has not been cured, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12.00 Master Servicer Shall Provide Information as Reasonably Required.

         The Master Servicer shall furnish to the Trustee, during the term of this Agreement, such periodic, special, or other reports or information (and in such electronic format or other means acceptable to the Trustee) as may reasonably be requested by the Trustee in order to fulfill its duties and obligations under this Agreement.

         Section 9.13.00 Federal Information Returns and Reports to Certificateholders; REMIC Administration.

         (a) For federal income tax purposes, the taxable year of each Series REMIC shall be a calendar year and the Master Servicer shall maintain or cause the maintenance of the books of each Series REMIC on the accrual method of accounting.

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         (b) The Master Servicer shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns or elections required to be made by the Trustee hereunder with respect to each Series REMIC and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Master Servicer shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each Series REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Master Servicer will apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities and will also file the IRS Form 8811. The Trustee shall make the elections to treat REMIC I and REMIC II as a REMIC (which election shall apply to the taxable period ending December 31, 2001 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of each Class of Class R Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss.ss. 1.860F-4(d)) for each Series REMIC. The Master Servicer is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Master Servicer as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for the related Series REMIC during such time as the Master Servicer does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Master Servicer from acting as agent for the Tax Matters Person, the Master Servicer shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

         (c) The Master Servicer shall provide upon request and upon reasonable compensation such information (which shall be provided by the Master Servicer) as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

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         (d) The Master Servicer shall prepare and file or cause to be filed any state income tax returns required under Applicable State Law with respect to each Series REMIC or the Trust Fund.

         (e) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Master Servicer shall take such action and shall cause each Series REMIC to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). Neither the Trustee nor the Master Servicer shall knowingly or intentionally take any action, cause any Series REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Series REMIC as a REMIC or (ii) result in the imposition of a tax upon any Series REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, an "Adverse REMIC Event") unless the Master Servicer and the Trustee have received an Opinion of Counsel to the effect that the contemplated action will not, with respect to any Series REMIC created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Master Servicer or the Trustee be liable or responsible for such costs. The Trustee and the Master Servicer may conclusively presume that any action taken or omitted at the written direction or request of the holders of the Residual Certificates or the Seller will not result in an Adverse REMIC Event, and neither the Master Servicer nor the Trustee shall be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

         (f) In the event that any tax is imposed on "prohibited transactions" of any Series REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC, as defined in
Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes (subject, in the case of the Master Servicer, to Section 7.04) and (ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

         (g) On or before April 15 of each calendar year, commencing April 15, 2002, the Master Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Master Servicer stating the Master Servicer's compliance during the preceding calendar year with this Section 9.13, without regard to any actions taken by any party other than the Master Servicer.

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         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each Series REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

         (i) After the 90-day period commencing on the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any Series REMIC, unless it shall have received an Opinion of Counsel (at the expense of the person seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause any Series REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any Series REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Master Servicer nor the Trustee shall enter into any arrangement by which any Series REMIC will receive a fee or other compensation for services nor permit any Series REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for the Certificates and the REMIC I Regular Interests is the Assumed Final Distribution Date, which is the Distribution Date in December 2040.

         (l) Neither the Seller, the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any Series REMIC pursuant to Article X or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any Series REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition, which shall not in any event be an expense of the Master Servicer or the Trustee) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any Series REMIC as a REMIC or (b) cause any Series REMIC to be subject to a tax on "prohibited transactions", "contributions" or, except as otherwise provided for in this Agreement, "net income from foreclosure property" pursuant to the REMIC Provisions.

         (m) Neither the Trustee nor the Master Servicer shall modify or consent to or approve (if any such consent or approval is required) any modification of a Mortgage Loan (including the Mortgage Interest Rate, the method of determining the Mortgage Interest Rate, the Outstanding Principal Balance of the Mortgage Loan, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral for the Mortgage
Loan), or any other material term of a Mortgage Loan unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is (in the reasonable judgment of the Trustee or Master Servicer) reasonably forseeable.

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         Section 9.14.00  Reports Filed with Securities and Exchange Commission.

         Within 15 days after each Distribution Date, the Master Servicer shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2002, the Master Servicer shall, in accordance with industry standards and only if instructed by the Seller, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to March 30th of each year, commencing prior to March 30, 2002, the Master Servicer shall, unless a Suspension Notice shall have been filed, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Seller hereby grants to the Master Servicer a limited power of attorney to execute and file each such document on behalf of the Seller. Such power of attorney shall continue until either the earlier of (i) receipt by the Master Servicer from the Seller of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Seller agrees to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Master Servicer shall have no responsibility to file any items other than those specified in this Section 9.14; provided, however, the Master Servicer will cooperate with the Seller in connection with any additional filings with respect to the Trust Fund as the Seller deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Master Servicer under the Exchange Act shall be sent to: the Seller c/o Bear, Stearns & Co. Inc., Attn: Managing Director - Analysis and Control, One Metrotech Center North, Brooklyn, New York 11202-3859. Fees and expenses incurred by the Master Servicer in connection with this Section 9.14 shall not be reimbursable from the Trust Fund.

         Section 9.15.00  Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Seller, appoint one or more Custodians who are not Affiliates of the Seller or the Servicers to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The appointment of Wells Fargo Bank Minnesota, National Association as Custodian under the related Custodial Agreement dated the Closing Date is hereby authorized. Subject to Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.02. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 9.15.

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                                    ARTICLE X

                                   TERMINATION

         Section 10.01.00 Termination Upon Repurchase by the Seller or its Designee or Liquidation of the Mortgage Loans.

         (a) Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby, other than the obligation of the Trustee or the Master Servicer to make payments to Certificateholders as hereinafter set forth and to the Trustee, shall terminate with respect to the Mortgage Loans:

                  (i) upon the repurchase by or at the direction of the Seller or its designee of all Mortgage Loans and all related REO Property remaining in the Trust at a price equal to (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued to, but not including, the first day of the month of repurchase, plus (b) the appraised value of any related REO Property, less the good faith estimate of the Seller of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Seller and the Trustee at the expense of the Seller; or

                  (ii) upon the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired with respect to any such Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.




                                      103
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         (c) The right of the Seller or its designee to repurchase all the
Mortgage Loans pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) the aggregate Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the portion of the Cut-off Date Balance, or (ii) the Seller, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, the Seller may elect to terminate the Series REMICs at any time, and upon such election, the Seller or its designee shall repurchase all the Mortgage Loans.

         (d) The Trustee shall give notice of any termination to the applicable Certificateholders, as applicable, with a copy to the Rating Agencies, upon which such Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of such Certificates will be made upon presentation and surrender of such Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificates at the office of the Trustee therein specified.

         (e) If the option of the Seller to repurchase or cause the repurchase of all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Seller and/or its designee shall deliver to the Trustee for deposit in the Certificate Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the repurchase price for the related Mortgage Loans being purchased by it and all property acquired with respect to such Mortgage Loans remaining in any Series REMIC. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the Certificateholders an amount equal to (i) the amount otherwise distributable with respect to each Certificate (other than the Residual Certificates), on such Distribution Date, but for such repurchase, (ii) the Current Principal Amount, plus with respect to each Certificate (other than the Residual Certificates) any accrued but unpaid interest at the applicable Pass-Through Rate (provided, however, that the amount of interest to be paid to the Certificateholders of any Class pursuant to this clause and clause (i) shall not exceed 30 days' interest on the Current Principal Amount of such Class at the applicable Pass-Through Rate (and any interest accrued thereon but remaining unpaid from any prior Distribution Date, as provided in Section 6.01)); and (iii) the remainder to the holders of the Class R-1 Certificates. If such amount is not sufficient to pay all of the Certificates in full, any such deficiency will be allocated first to the outstanding Class or Classes of Subordinate Certificates, respectively, having the highest numerical designation and then to the Senior Certificates on a pro rata basis or, if after the Cross-Over Date, to the Senior Certificates, respectively, pro rata. Upon deposit of the required repurchase price and following such final Distribution Date, the Trustee shall release or direct the Custodian to release promptly to the Seller and/or its designee, as the case may be, the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(f).

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

         (f) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Subsection 10.01(a)(ii) above, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account all distributable amounts remaining in the Protected Account, and shall cause any Servicers to, deliver to the Trustee for deposit in the Certificate Account all distributable amounts remaining in their Protected Accounts. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the remaining Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Certificate Account. Upon deposit by any Servicers of such distributable amounts and delivery to the Trustee of an Officer's Certificate from the Master Servicer certifying that such deposit has been made, and following such final Distribution Date, the Trustee shall release or direct the Custodian to release promptly to the Seller or its designee the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to this Subsection 10.01(f).

         (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay such funds to the Seller, which shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

         Section 10.02.00  Additional Termination Requirements.

         (a) If the option of the Seller to repurchase all the Mortgage Loans under Subsection 10.01(a)(i) above is exercised, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on the REMIC or (ii) cause either Series REMIC to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

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

                  (i) within 90 days prior to the final Distribution Date, at the written direction of the Seller, the Master Servicer, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of each Series REMIC provided to it by the Seller meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder.

                  (ii) at or after the time of adoption of such a plan of complete liquidation of either Series REMIC and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Seller.

                  (iii) at the time of the making of the final payment on any such Certificates, the Trustee shall distribute or credit (or cause to be distributed or credited) to the corresponding Residual Certificateholder, all cash on hand (other than cash retained to meet claims); and each Series REMIC shall terminate at such time.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of each Series REMIC upon the written request of the Seller and to take such action in connection therewith as may be reasonably requested by the Seller and (ii) appoint the Master Servicer as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Master Servicer shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each such Series REMIC.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01.00  Intent of Parties.

         The parties intend that the Trust shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

         Section 11.02.00  Amendment.

         (a) This Agreement may be amended from time to time by the Seller, the Trustee and the Master Servicer, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Seller, the Trustee and the Master Servicer, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes if such amendment affects only such Class or Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause any Series REMIC to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.02(b), Certificates registered in the name of or held for the benefit of the Seller, the Master Servicer, a Servicer or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

         (f) Notwithstanding any provision of this Agreement to the contrary, this Agreement may not be amended, modified or waived in any manner than would be adverse to any interest of the Master Servicer, without the Master Servicer's prior written consent.

         Section 11.03.00  Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation, at the Trust's expense upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04.00  Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Seller, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05.00  Acts of Certificateholders.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Seller, if made in the manner provided in this
Section 11.05.

         Section 11.06.00  Governing Law.

         THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07.00  Notices.

         All demands and notices hereunder shall be in writing and shall be deemed given when delivered at, mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to or transmitted by facsimile to (i) in the case of the Seller, 245 Park Avenue, New York, New York 10167, Attention: Vice President-Servicing, telecopier number:
(212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, 1761 E. St. Andrew Place, Santa Ana, California 92705, Attention: BART 2001-1), telecopier number: (714) 247-6465, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Master Servicer, 11000 Broken Land Parkway, Columbia, Maryland 21044 (Attention: BART 2001-1), telecopier number: (410) 884-2360; (iv) in the case of the Rating Agencies, Standard & Poor's, 55 Water Street, New York, New York, 10041, Attention:
Residential Mortgage Surveillance, telecopier number: (212) 412-0224, and Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: BART 2001-1; or
(v) in the case of the Custodian, Wells Fargo Bank Minnesota, National Association, 1015 10th Avenue, S.E., Minneapolis, Minnesota 55414, Attention:
Inventory Control. Any notice delivered to the Seller, the Master Servicer, the Custodian or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08.00  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09.00  Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.10.00  Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11.00  Counterparts.

         This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.12.00  Notice to Rating Agencies.

         The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

         1. Any material change or amendment to this Agreement or any Servicing Agreement (as reported to it by the Master Servicer);

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer or the Trustee;

         4. The repurchase or substitution of Mortgage Loans;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Certificate Account.

         In addition, in accordance with Section 6.03 and Section 3.19, the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

         1. Each report to Certificateholders described in Section 6.03; and

         2. Each annual independent public accountants' servicing report as described in Section 3.19.

         IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                         STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as Seller


                         By:  /s/ Joseph T. Jurkowki, Jr.
                              -------------------------------------------------
                             Name:  Joseph T. Jurkowki, Jr.
                             Title: Vice President


                         BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


                         By:  /s/ Katherine M. Wannemacher
                            ---------------------------------------------------
                             Name:  Katherine M. Wannemacher
                             Title: Vice President


                         WELLS FARGO BANK MINNESOTA,
                         NATIONAL ASSOCIATION, as
                            Master Servicer


                         By:  /s/ Peter J. Masterman
                            ---------------------------------------------------
                             Name:  Peter J. Masterman
                             Title: Vice President

Accepted and Agreed:

EMC MORTGAGE CORPORATION


By  /s/ Virginia Darrow
  -----------------------------------------------
    Name:  Virginia Darrow
    Title: Attorney-in-Fact

>


STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )

         On the 30th day of January, 2001 before me, a notary public in and for said State, personally appeared Joseph T. Jurkowski, Jr., known to me to be a President of Structured Asset Mortgage Investments Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Nilda I. Rodriquez
                                              ---------------------------
                                                    Notary Public

[Notarial Seal]

STATE OF CALIFORNIA        )
                           ) ss.:
COUNTY OF ORANGE           )

         On the 29th day of January, 2001 before me, a notary public in and for said State, personally appeared Katherine M. Wannemacher, known to me to be a Vice President of Bankers Trust Company of California, N.A., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/ Darin L. Rysan
                                              ----------------------------------
                                                  Notary Public

[Notarial Seal]

STATE OF MARYLAND              )
                               ) ss.:
COUNTY OF BALTIMORE CITY       )


         On the 31st day of January, 2001 before me, a notary public in and for said State, personally appeared Peter J. Masterman, known to me to be a Vice President of Wells Fargo Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              /s/ Joan M. Clark
                                              ---------------------------------
                                              Notary Public

[Notarial Seal]

STATE OF NEW YORK )
                                    ) ss.:
COUNTY OF NEW YORK         )

         On the ____ day of January, 2001 before me, a notary public in and for said State, personally appeared ______________________________, known to me to be a _______________________ of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                           Notary Public

[Notarial Seal]

                                                                     EXHIBIT A-1

                             CLASS A[-_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                       A-1-1


Certificate No. __                                           Variable Pass-Through Rate
Class A[-_] Senior                                           Aggregate Initial Current Principal Amount of this
                                                             Certificate as of the Cut-off Date: $___________________
Date of Pooling and Servicing Agreement and Cut-off Date:    Initial Current Principal Amount of this Certificate as
January 1, 2001                                              of the Cut-off Date:  $___________________
First Distribution Date: February 25, 2001
Master Servicer: Wells Fargo Bank Minnesota, National
Association
Assumed Final Distribution Date: December 25, 2040           CUSIP __________


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2001-1
         evidencing a fractional undivided interest in the distributions allocable to the Class A[-_] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that:

                                   CEDE & CO.

is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium and cooperative units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), Wells Fargo, as master servicer and Bankers Trust Company of California, NA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                                       A-1-2

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in fourteen Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                                       A-1-3

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Outstanding Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                       A-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ______________                   BANKERS TRUST COMPANY OF CALIFORNIA, NA
                            Not in its individual capacity but solely as Trustee


                  By:__________________________________________
                                   Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
         This is one of the Class A[-_] Certificates referred to in the within-mentioned Agreement.

                                    BANKERS TRUST COMPANY OF CALIFORNIA, NA
                                    Authorized signatory of Bankers Trust
                                    Company of California, NA, not in its
                                    individual capacity but solely as Trustee


                                    By:
                                       --------------------------------------
                                                 Authorized Signatory


                                       A-1-5

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------

Dated:
                          ----------------------------------------------
                              Signature by or on behalf of assignor



Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
-----------------------------------------------------------.

         This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.



                                       A-1-6

                                                                     EXHIBIT A-2

                             CLASS B[-_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [INCLUDE IN CLASS B-1, B-2, B-3 CERTIFICATES ONLY]

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK ENTRY CERTIFICATE OR GLOBAL CERTIFICATE, OR, IN THE CASE OF THE TRANSFER OF AN INDIVIDUAL CERTIFICATE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

                                       A-2-1

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR.




                                       A-2-2




Certificate No.                                                 Variable Pass-Through Rate
Class B[-_]                                                     Aggregate Initial Current Principal of this
                                                                Certificate as of the Cut-off Date: $___________
Date of Pooling and Servicing Agreement and Cut-off Date:       Initial Current Principal Amount of this Certificate
January 1, 2001                                                 as of the Cut-off Date:  $__________
First Distribution Date: February 25, 2001
Master Servicer: Wells Fargo Bank Minnesota, National           CUSIP __________
Association
Assumed Final Distribution Date: December 25, 2040

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2001-1

         evidencing a fractional undivided interest in the distributions allocable to the Class B[-_] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that

                                                                ---------------

          is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium and cooperative units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), Bankers Trust Company of California, N.A., as trustee (the "Trustee") and Wells Fargo, as master servicer (the "Master Servicer"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                                       A-2-3

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (ii) will not give rise to any additional fiduciary obligations on the part of the Seller, the Master Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate or a Global Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of an Institutional Accredited Investor.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in fourteen Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                                       A-2-4

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                                       A-2-5

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Outstanding Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                       A-2-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ________________________________________________

                                                BANKERS TRUST COMPANY OF
                                                CALIFORNIA, N.A.
                                                Not in its individual capacity
                                                but solely as Trustee


                                                By:
                                                   -----------------------------
                                                   Authorized Signatory


                                       A-2-7

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B[-_] Certificates referred to in the within-mentioned Agreement.


                                 BANKERS TRUST COMPANY OF
                                 CALIFORNIA, N.A.
                                 Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee


                                 By:_______________________________________

Authorized Signatory


                                       A-2-8

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Dated:

                     -------------------------------------
                     Signature by or on behalf of assignor



------------------------------------------
Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
-----------------------------------------------------------.

         This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.





                                       A-2-9

                                                                     EXHIBIT A-3

                             CLASS R[-_] CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.




                                     A-2-10



Certificate No. 1                              Variable Pass-Through Rate

Class R[-_] Senior

Date of Pooling and Servicing                  Aggregate Initial Current Principal Amount of
Agreement and Cut-off Date:                    this Certificate as of the Cut-off Date:  $50.00
January 1, 2001

First Distribution Date:                       Initial Current Principal Amount of this
February 25, 2001                              Certificate as of the Cut-off Date: $50.00

Master Servicer:
Wells Fargo Bank Minnesota,
National Association

Assumed Final Distribution Date:               CUSIP __________
December 25, 2040


                             BEAR STEARNS ARM TRUST
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2001-1

     evidencing a fractional undivided interest in the distributions allocable to the Class R [-_] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family adjustable interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                                     A-2-11

         This certifies that ______________________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of conventional first lien, adjustable rate mortgages loans secured by one- to four- family residences, units in planned unit developments and individual condominium and cooperative units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), Bankers Trust Company of California, N.A., as trustee (the "Trustee") and the Master Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

         Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

         Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                                     A-2-12

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

         This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (ii) will not give rise to any additional fiduciary obligations on the part of the Seller, the Master Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate or a Global Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of an Institutional Accredited Investor.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in fourteen Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                                     A-2-13

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement from time to time by the Seller and the Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

         The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

         No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Outstanding Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

         Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.



                                     A-2-14

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  _____________________               BANKERS TRUST COMPANY OF
                                              CALIFORNIA, N.A.
                  Not in its individual capacity but solely as Trustee


                                              By:
                                                  --------------------------
                                                    Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R[-__] Certificates referred to in the within-mentioned Agreement.

                                                     BANKERS TRUST COMPANY OF
                                                    CALIFORNIA, N.A.
 Authorized signatory of Bankers Trust Company of California, N.A., not in its individual capacity but solely as Trustee


                                              By:
                                                 ------------------------------
                                                       Authorized Signatory


                                     A-2-15

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Dated:
------------------------------------------------------------
Signature by or on behalf of assignor




------------------------------------------
Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to
-----------------------------------------------------------.

         This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.








                                     A-2-16

                                                                     EXHIBIT B-1

                         GROUP 1 MORTGAGE LOAN SCHEDULE
                            (Available upon request)

                                                                     EXHIBIT B-2

                         GROUP 2 MORTGAGE LOAN SCHEDULE
                            (Available upon request)

                                                                     EXHIBIT B-3

                         GROUP 3 MORTGAGE LOAN SCHEDULE
                            (Available upon request)

                                                                     EXHIBIT B-4

                         GROUP 4 MORTGAGE LOAN SCHEDULE
                            (Available upon request)

                                                                     EXHIBIT B-5

                         GROUP 5 MORTGAGE LOAN SCHEDULE
                            (Available upon request)

                                                                     EXHIBIT B-6

                         GROUP 6 MORTGAGE LOAN SCHEDULE
                            (Available upon requests)

                                                                       EXHIBIT C

                      REPRESENTATIONS AND WARRANTIES OF EMC
                          CONCERNING THE MORTGAGE LOANS

1. With respect to representations and warranties made by EMC and (a) the Mortgage Loans other than the Roslyn Mortgage Loans and the First Horizon Mortgage Loans, Section 7 of the Mortgage Loan Purchase Agreement, (b) the Roslyn Mortgage Loans, the representations and warranties made by EMC in the related Assignment, Assumption and Recognition Agreements, and (c) the First Horizon Mortgage Loans, the representations and warranties made by EMC in the related Assignment, Assumption and Recognition Agreements.

2. With respect to Roslyn and the Roslyn Mortgage Loans, the representations and warranties made by Roslyn in the Roslyn Purchase Agreement and in the related Assignment, Assumption and Recognition Agreements.

3. With respect to First Horizon and the First Horizon Mortgage Loans, the representations and warranties made by First Horizon in the First Horizon Purchase Agreement.

                                                                       EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

Wells Fargo Bank Minnesota,
  National Association
1015 10th Avenue, S.E.
Minneapolis, Minnesota 55414
Attn:  Inventory Control

         RE: Custodial Agreement dated as of January 31, 2001, among Structured Asset Mortgage Investments Inc., Wells Fargo Bank Minnesota, National Association, Inc., as Master Servicer and Custodian, and Bankers Trust Company of California, N.A., as Trustee, regarding Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001-1
               ----------------------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------           -------------------------------------------------


Mortgagor Name, Address & Zip Code:
----------------------------------  --------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Requesting Documents (check one):

______1.Mortgage Paid in Full and proceeds have been deposited into the Custodial Account ______2.Foreclosure ______3.Substitution ______4.Other Liquidation ______5.Nonliquidation ______6.Other Reason:

                                              By:
                                                 ------------------------------
                                                     (authorized signer)


Issuer:
        --------------------------------------------------------
Address:
        -------------------------------------------------------

        -------------------------------------------------------

        -------------------------------------------------------

Date:
     ---------------------------------------

                                    Custodian

                Wells Fargo Bank Minnesota, National Association

         Please acknowledge the execution of the above request by your signature and date below:


                                              ----------------------------------
                                                          Signature


                                              Date:
                                                   -----------------------------



                                              ----------------------------------
                                                          Custodian

                                              Date:
                                                    ----------------------------

                                    EXHIBIT E

                FORM OF AFFIDAVIT PURSUANT TO SECTION 860E(e)(4)

Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF                                    )
         -----------------------------------
                                            )        ss:
COUNTY OF                                   )
         -----------------------------------

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he/she is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _________ ] [the United States], on behalf of which he/she makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001-1, Class [R-__] Certificates (the "Residual Certificates") for the account of a disqualified organization;
(iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Structured Asset Mortgage Investments Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

         3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity taxable as such created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income, or (iv) a trust other than a "foreign trust," as defined in Section [7701 (a)(3 1 )] of the Code.

         4. That the Investor's taxpayer identification number is .
------------------------

         5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

         6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

         7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this____ day of __________,200__.

                             [NAME OF INVESTOR]



                             By:
                                ------------------------------------------------
                                               [Name of Officer]
                                               [Title of Officer]

                             [Address of Investor for receipt of distributions]

                             Address of Investor for receipt of tax information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _____________, 200__.



                                                                   NOTARY PUBLIC

COUNTY OF
          ----------------------------------

STATE OF
        ----------------------------

         My commission expires the ___ day of _____________, 200__.

                                                                     EXHIBIT F-1

                            FORM OF INVESTMENT LETTER

                                     [Date]

                    Bankers Trust Company of California, N.A.
                              1761 St. Andrew Place
                           Santa Ana, California 92705

                   Structured Asset Mortgage Investments Inc.
                                 245 Park Avenue
                            New York, New York 10167

Re: Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates"), including the Class [B-4], Class [B-5] and Class [B-6] Certificates
         (the "Privately Offered Certificates")
         ---------------------------------------------------------------


Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, we confirm that:

         (i) we understand that the Privately Offered Certificates are not being registered under the Securities Act of 1933, as amended (the "Act") or any applicable state securities or "Blue Sky" laws, and are being sold to us in a transaction that is exempt from the registration requirements of such laws;

         (ii) any information we desired concerning the Certificates, including the Privately Offered Certificates, the trust in which the Certificates represent the entire beneficial ownership interest (the "Trust") or any other matter we deemed relevant to our decision to purchase Privately Offered Certificates has been made available to us;

         (iii) we are able to bear the economic risk of investment in Privately Offered Certificates; we are an institutional "accredited investor" as defined in Section 501(a) of Regulation D promulgated under the Act and a sophisticated institutional investor;

         (iv) we are acquiring Privately Offered Certificates for our own account, not as nominee for any other person, and not with a present view to any distribution or other disposition of the Privately Offered Certificates;

         (v) we agree the Privately Offered Certificates must be held indefinitely by us (and may not be sold, pledged, hypothecated or in any way disposed of) unless subsequently registered under the Act and any applicable state securities or "Blue Sky" laws or an exemption from the registration requirements of the Act and any applicable state securities or "Blue Sky" laws is available;

         (vi) we agree that in the event that at some future time we wish to dispose of or exchange any of the Privately Offered Certificates (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Privately Offered Certificates unless:

         (A) (1) the sale is to an Eligible Purchaser (as defined below), (2) if required by the Pooling and Servicing Agreement (as defined below) a letter to substantially the same effect as either this letter or, if the Eligible Purchaser is a Qualified Institutional Buyer as defined under Rule 144A of the Act, the Rule 144A and Related Matters Certificate in the form attached to the Pooling and Servicing Agreement (as defined below) (or such other documentation as may be acceptable to the Trustee) is executed promptly by the purchaser and delivered to the addressees hereof and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; and

         (B) if the Privately Offered Certificate is not registered under the Act (as to which we acknowledge you have no obligation), the Privately Offered Certificate is sold in a transaction that does not require registration under the Act and any applicable state securities or "blue sky" laws and, if Bankers Trust Company of California, N.A. (the "Trustee") so requests, a satisfactory Opinion of Counsel is furnished to such effect, which Opinion of Counsel shall be an expense of the transferor or the transferee;

         (vii) we agree to be bound by all of the terms (including those relating to restrictions on transfer) of the Pooling and Servicing, pursuant to which the Trust was formed; we have reviewed carefully and understand the terms of the Pooling and Servicing Agreement;

         (viii) we either: (i) are not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) are providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Seller, the Master Servicer or the Trustee.

         (ix) We understand that each of the Class [B-4], [B-5] and Class [B-6] Certificates bears, and will continue to bear, a legend to substantiate the following effect: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK ENTRY CERTIFICATE OR GLOBAL CERTIFICATE, OR, IN THE CASE OF THE TRANSFER OF AN INDIVIDUAL CERTIFICATE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS
ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60 OR PTE 96-23 AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY OBLIGATIONS ON THE PART OF THE SELLER, THE MASTER SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR A GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR."

         "Eligible Purchaser" means a corporation, partnership or other entity which we have reasonable grounds to believe and do believe (i) can make representations with respect to itself to substantially the same effect as the representations set forth herein, and (ii) is either a Qualified Institutional Buyer as defined under Rule 144A of the Act or an institutional "Accredited Investor" as defined under Rule 501 of the Act.

         Terms not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of January 1, 2001 among Structured Asset Mortgage Investments Inc., Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee (the "Pooling and Servicing Agreement").

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):
                         -------------------------------------------------------

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the____ day of _______, 200__.

                                   Very truly yours,

                                   [PURCHASER]


                                   By:
                                      -----------------------------------------
                                                     (Authorized Officer)


                                   [By:
                                       ----------------------------------------
                                                     Attorney-in-fact]

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                   [NAME OF NOMINEE]


                                   By:
                                      ------------------------------------------
                                                     (Authorized Officer)


                                   [By:
                                       -----------------------------------------
                                                     Attorney-in-fact]

                                                                     EXHIBIT F-2

                FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

                                     [Date]

                    Bankers Trust Company of California, N.A.
                              1761 St. Andrew Place
                           Santa Ana, California 92705


                   Structured Asset Mortgage Investments Inc.
                                 245 Park Avenue
                            New York, New York 10167

Re Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001, Class [B-4], Class [B-5] and Class [B-6]
         Certificates (the "Privately Offered Certificates")
         ---------------------------------------------------------------

Dear Ladies and Gentlemen:

         In connection with our purchase of Privately Offered Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

         1. It owned and/or invested on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

Date: , 19__ (must be on or after the close of its most recent fiscal year)

Amount:  $                                           ; and
          -------------------------------------------

         2.       The dollar amount set forth above is:

                  a. greater than $100 million and the undersigned is one of the following entities:_an insurance company as defined in Section 2(13) of the Act(1); or

                  b. an investment company registered under the Investment Company Act or any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

--------
1 A purchase by an insurance company for one or more of its separate accounts, as defined by Section 2(a)(37) of the Investment Company Act of l940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company





                                      F-2-1

                  c. Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or 1) _a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

         2. a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

         3. a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code; or

         4. a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

         5. an investment adviser registered under the Investment Advisers Act;
or

         6. greater than $10 million, and the undersigned is a broker-dealer registered with the SEC; or

         7. less than $ 10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

         8. less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

         9. less than $100 million, and the undersigned is an entity, all the equity owners of which are qualified institutional buyers.

         The undersigned further certifies that it is purchasing a Privately Offered Certificate for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Privately Offered Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Privately Offered Certificates may be resold, pledged or transferred only to (i) a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A, or (ii) an institutional "accredited investor," as such term is defined under Rule 501 of the Act in a transaction that otherwise does not constitute a public offering.

         The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Privately Offered Certificates, it will not transfer or exchange any of the Privately Offered Certificates to a Qualified Institutional Buyer without first obtaining a Rule 144A and Related Matters Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof. Prior to making any transfer of Privately Offered Certificates, if the proposed Transferee is an institutional "accredited investor," the transferor shall obtain from the transferee and deliver to the addressees hereof an Investment Letter in the form attached to the Pooling and Servicing Agreement dated as of January 1, 2001 among Structured Asset Mortgage Investments Inc., Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee, pursuant to Certificates were issued.

                                      F-2-2

         The undersigned certifies that it either: (i) is not acquiring the Privately Offered Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or (ii) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of a Privately Offered Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under a prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Seller, the Master Servicer or the Trustee.

         If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.


                                      F-2-3

                            Name of Nominee (if any):

         IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the___ day of ________, 200__.

                                   Very truly yours,

                                   [PURCHASER]


                                   By:
                                      -----------------------------------------
                                                     (Authorized Officer)


                                   [By:
                                       ----------------------------------------
                                                     Attorney-in-fact]


                                      F-2-4

                             Nominee Acknowledgment

         The undersigned hereby acknowledges and agrees that as to the Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

                                   [NAME OF NOMINEE]



                                   By:
                                      ------------------------------------------
                                                     (Authorized Officer)


                                   [By:
                                       -----------------------------------------
                                                     Attorney-in-fact]


                                      F-2-5

                                                                       EXHIBIT G

                           FORM OF CUSTODIAL AGREEMENT

                                                                       EXHIBIT H

                                   [RESERVED]

                                                                       EXHIBIT I


                                   [RESERVED]

                                                                       EXHIBIT J
                                   [RESERVED]

                                                                       EXHIBIT K

            LIST OF MORTGAGE LOANS FOR WHICH MORTGAGE NOTES ARE LOST
                            (Available upon request)

                                                                       EXHIBIT L

                                   [RESERVED]

                                                                       EXHIBIT M

                                   [RESERVED]

                                                                     EXHIBIT N-1

                          ALLIANCE SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-2




                      ATLANTIC MORTGAGE SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-3

                           CENDANT SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-4

                      CHARTER SOUTHWEST SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-5

                         COUNTRYWIDE SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-6

                        FIRST INDIANA SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-7

                         FIRST UNION SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-8

                        GMAC MORTGAGE SERVICING AGREEMENT
                            (Available upon request)

                                                                     EXHIBIT N-9

                          HOMESIDE SERVICING AGREEMENT
                            (Available upon request)

                                                                    EXHIBIT N-10

                        NATIONAL CITY SERVICING AGREEMENT
                            (Available upon request)

                                                                    EXHIBIT N-11

                             PNC SERVICING AGREEMENT
                            (Available upon request)

                                                                    EXHIBIT N-12

                             RFC SERVICING AGREEMENT
                            (Available upon request)

                                                                    EXHIBIT N-13
                    WELLS FARGO MORTGAGE SERVICING AGREEMENT
                            (Available upon request)

                                                                    EXHIBIT N-14
                         WILMINGTON SERVICING AGREEMENT
                            (Available upon request)

                                                                       EXHIBIT O

                           ASSIGNMENT, ASSUMPTION AND
                             RECOGNITION AGREEMENTS
                            (Available upon request)

                                                                      SCHEDULE A




                          FIRST HORIZON MORTGAGE LOANS
                            (Available upon request)

                                                                      SCHEDULE B

                          FORECLOSURE RESTRICTED LOANS

                  Loan No.                         Loan Group
                  --------                         ----------
                  403232                                1
                  727637                                1
                  402935                                1
                  404523                                3
                  715008                                3
                  620364                                3
                  154352                                5

                                                                      SCHEDULE C

                              ROSLYN MORTGAGE LOANS
                            (Available upon request)